AS FILED WITH THE SEC ON _______________.               REGISTRATION NO. 2-89558


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-6


                    POST-EFFECTIVE AMENDMENT NO. 27


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                   ----------

                                   PRUCO LIFE
                          VARIABLE APPRECIABLE ACCOUNT
                              (Exact Name of Trust)


                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)


                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (800) 437-4016
          (Address and telephone number of principal executive offices)

                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     (Name and address of agent for service)


                                    Copy to:
                                JEFFREY C. MARTIN
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                                   ----------


It is proposed that this filing will become effective (check appropriate space):

    [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

    [X] on May 1, 1998 pursuant to paragraph (b) of Rule 485
           -----------
             (date)

    [ ] 60 days after filing pursuant to paragraph (a) of Rule 485

    [ ] on             pursuant to paragraph (a) of Rule 485
           -----------
             (date)

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY FORM N-8B-2)


N-8B-2 ITEM NUMBER      LOCATION
------------------      --------
        1.              Cover Page

        2.              Cover Page

        3.              Not Applicable

        4.              Sale of the Contract and Sales Commissions

        5.              Pruco Life Variable Appreciable Account

        6.              Pruco Life Variable Appreciable Account

        7.              Not Applicable

        8.              Not Applicable

        9.              Litigation

       10. Brief Description of the Contract; Short-Term Cancellation Right, or "Free Look"; Contract Forms; Transfers; How a Contract's Cash Surrender Value Will Vary; How a Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawal of Excess Cash Surrender Value; When Proceeds are Paid; Contract Loans; Lapse and Reinstatement; Options on Lapse; Right to Exchange a Contract for a Fixed-Benefit Insurance Policy; Contracts Issued In Connection With Tax-Qualified Pension Plans; The Fixed-Rate Option; Voting Rights; Substitution of Series Fund Shares; Increases in Face Amount; Decreases in Face Amount

       11. Brief Description of the Contract; Pruco Life Variable Appreciable Account

       12. Cover Page; Brief Description of the Contract; The Prudential Series Fund Inc.; Sale of the Contract and Sales Commissions

       13. Brief Description of the Contract; The Prudential Series Fund, Inc.; Premiums; Allocation of Premiums; Charges and Expenses; Reductions of Charges for Concurrent Sales to Several Individuals; Sale of the Contract and Sales Commissions

       14. Brief Description of the Contract; Detailed Information for Prospective Contract Owners

       15. Brief Description of the Contract; Premiums; Allocation of Premiums; Transfers; The Fixed Rate Option

       16. Brief Description of the Contract; Detailed Information for Prospective Contract Owners

       17. Surrender of a Contract; Withdrawal of Excess Cash Surrender Value; When Proceeds are Paid

       18. Pruco Life Variable Appreciable Account; How a Contract's Cash Surrender Value Will Vary

       19.              Reports to Contract Owners

       20.              Not Applicable

N-8B-2 ITEM NUMBER      LOCATION
------------------      --------
       21.              Contract Loans

       22.              Not Applicable

       23.              Not Applicable

       24.              Other General Contract Provisions; The Prudential Series
                        Fund, Inc.

       25.              Pruco Life Insurance Company; The Prudential Series
                        Fund, Inc.

       26. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges and Expenses

       27.              Pruco Life Insurance Company

       28.              Pruco Life Insurance Company; Directors and Officers

       29.              Pruco Life Insurance Company

       30.              Not Applicable

       31.              Not Applicable

       32.              Not Applicable

       33.              Not Applicable

       34.              Not Applicable

       35.              Pruco Life Insurance Company

       36.              Not Applicable

       37.              Not Applicable

       38.              Sale of the Contract and Sales Commissions

       39.              Sale of the Contract and Sales Commissions

       40.              Not Applicable

       41.              Sale of the Contract and Sales Commissions

       42.              Not Applicable

       43.              Not Applicable

       44. Brief Description of the Contract; The Prudential Series Fund, Inc.; How a Contract's Cash Surrender Value Will Vary; How a Contract's Death Benefit Will Vary

       45.              Not Applicable

       46. Brief Description of the Contract; Pruco Life Variable Appreciable Account; The Prudential Series Fund, Inc.

       47.              Pruco Life Variable Appreciable Account

       48.              Not Applicable

       49.              Not Applicable

       50.              Not Applicable

       51.              Not Applicable

       52.              Substitution of Series Fund Shares

       53.              Tax Treatment of Contract Benefits

N-8B-2 ITEM NUMBER      LOCATION
------------------      --------
       54.              Not Applicable

       55.              Not Applicable

       56.              Not Applicable

       57.              Not Applicable

       58.              Not Applicable

       59. Financial Statements; Financial Statements of Pruco Life Variable Appreciable Account; Consolidated Financial Statements of Pruco Life Insurance Company and Subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                                  PRUCO LIFE'S

                          VARIABLE APPRECIABLE LIFE (R)

                                    INSURANCE




                                                                      PROSPECTUS




                                                                  THE PRUCO LIFE
                                                            VARIABLE APPRECIABLE
                                                                         ACCOUNT




                                                                     MAY 1, 1998




                                                    PRUCO LIFE INSURANCE COMPANY

PROSPECTUS

MAY 1, 1998


PRUCO LIFE INSURANCE COMPANY
VARIABLE APPRECIABLE ACCOUNT


VARIABLE
APPRECIABLE
LIFE(R)=============
INSURANCE CONTRACTS


This prospectus describes certain variable life insurance contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). Pruco Life calls these contracts its Variable APPRECIABLE LIFE(R) Insurance Contracts* (the "Contract"). As of May 1, 1992, these Contracts are no longer available for sale. These Contracts provide whole-life insurance protection. That is, they provide lifetime insurance coverage, as long as scheduled premiums are paid or charges are provided for by favorable investment experience. They also generally provide a cash surrender value for the owner if the Contract is terminated during the insured's lifetime. A purchaser may choose one form of this Contract which provides a death benefit that remains fixed in the amount initially selected (unless it is increased by Pruco Life to ensure that the Contract maintains its status as life insurance under the Internal Revenue Code) or a second form which provides a death benefit that varies daily with the investment performance of the subaccounts of the Pruco Life Variable Appreciable Account (the "Account") to which the owner allocates the invested portion of the premiums. Even under the second form of Contract, however, investment performance cannot cause the death benefit to be less than a guaranteed minimum amount (the face amount specified in the Contract). The cash surrender value of a Contract generally increases with the payment of each premium, and it also varies daily with investment performance. The cash surrender value also decreases to reflect the imposition of charges. There is no guaranteed minimum cash surrender value.

A portion of the Contract's premiums and the earnings on those premiums will be held in one or more of the following ways. They can be invested in one or more of thirteen current subaccounts of the Account. They can be allocated to a FIXED-RATE OPTION. Or, they can be invested in the Pruco Life Variable Contract Real Property Account (the "REAL PROPERTY ACCOUNT") which is described in a prospectus that is attached to this one. If one or more of the subaccounts is chosen, the assets of each subaccount will be invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The attached prospectus for the Series Fund and its statement of additional information describe the investment objectives of and the risks of investing in the thirteen portfolios of the Series Fund currently available to Contract owners: the MONEY MARKET PORTFOLIO, the DIVERSIFIED BOND PORTFOLIO, the GOVERNMENT INCOME PORTFOLIO, the CONSERVATIVE BALANCED PORTFOLIO, the FLEXIBLE MANAGED PORTFOLIO, the HIGH YIELD BOND PORTFOLIO, the STOCK INDEX PORTFOLIO, the EQUITY INCOME PORTFOLIO, the EQUITY PORTFOLIO, the PRUDENTIAL JENNISON PORTFOLIO, the SMALL CAPITALIZATION STOCK PORTFOLIO, the GLOBAL PORTFOLIO, and the NATURAL RESOURCES PORTFOLIO. Other subaccounts and portfolios may be added in the future. Interest is credited daily upon any portion of the premium payment allocated to the fixed-rate option at rates periodically declared by Pruco Life in its sole discretion but never less than 4%. This prospectus describes the Contracts generally and the Pruco Life Variable Appreciable Account.


THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN THE INTEREST OF THE CUSTOMER. IN MOST CASES, WHEN A CUSTOMER REQUIRES ADDITIONAL COVERAGE, SUPPLEMENTING THE EXISTING POLICY BY PURCHASING ADDITIONAL INSURANCE OR A NEW POLICY SHOULD BE REQUESTED, THEREBY PROTECTING THE BENEFITS OF THE ORIGINAL POLICY. IF YOU ARE CONSIDERING REPLACING A POLICY, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING POLICY WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISOR.


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUDENTIAL SERIES FUND, INC. AND A CURRENT PROSPECTUS FOR THE PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                          PRUCO LIFE INSURANCE COMPANY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 437-4016


*APPRECIABLE LIFE is a registered mark of Prudential.

                               PROSPECTUS CONTENTS

                                                                            PAGE
                                                                            ----
BRIEF DESCRIPTION OF THE CONTRACT...........................................  1

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE
  VARIABLE APPRECIABLE ACCOUNT, AND THE VARIABLE INVESTMENT
  OPTIONS AVAILABLE UNDER THE CONTRACT......................................  4
  PRUCO LIFE INSURANCE COMPANY..............................................  4
  PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT...................................  4
  THE PRUDENTIAL SERIES FUND, INC...........................................  4
  PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT........................  5
  WHICH INVESTMENT OPTION SHOULD BE SELECTED................................  5

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS........................  6
  REQUIREMENTS FOR ISSUANCE OF A CONTRACT...................................  6
  SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"..............................  6
  CONTRACT FORMS............................................................  6
  PREMIUMS .................................................................  7
  CONTRACT DATE.............................................................  9
  ALLOCATION OF PREMIUMS....................................................  9
  TRANSFERS................................................................. 10
  CHARGES AND EXPENSES...................................................... 11
  REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS.......... 15
  HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY........................... 15
  HOW A CONTRACT'S DEATH BENEFIT WILL VARY.................................. 15
  WHEN A CONTRACT BECOMES PAID-UP........................................... 17
  FLEXIBILITY AS TO PAYMENT OF PREMIUMS..................................... 17
  SURRENDER OF A CONTRACT................................................... 17
  WITHDRAWAL OF EXCESS CASH SURRENDER VALUE................................. 18
  INCREASES IN FACE AMOUNT.................................................. 18
  DECREASES IN FACE AMOUNT.................................................. 20
  LAPSE AND REINSTATEMENT................................................... 20
  WHEN PROCEEDS ARE PAID.................................................... 20
  LIVING NEEDS BENEFIT...................................................... 21
  ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND
    ACCUMULATED PREMIUMS.................................................... 21
  CONTRACT LOANS............................................................ 23
  REPORTS TO CONTRACT OWNERS................................................ 24
  OPTIONS ON LAPSE.......................................................... 24
  RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT INSURANCE POLICY......... 24
  SALE OF THE CONTRACT AND SALES COMMISSIONS................................ 25
  TAX TREATMENT OF CONTRACT BENEFITS........................................ 25
  WITHHOLDING............................................................... 26
  CONTRACTS ISSUED IN CONNECTION WITH TAX-QUALIFIED PENSION PLANS........... 27
  THE FIXED-RATE OPTION..................................................... 27
  LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS....... 28
  OTHER GENERAL CONTRACT PROVISIONS......................................... 28
  RIDERS   ................................................................. 28
  VOTING RIGHTS............................................................. 29
  SUBSTITUTION OF SERIES FUND SHARES........................................ 29
  STATE REGULATION.......................................................... 29
  EXPERTS  ................................................................. 30
  LITIGATION................................................................ 30
  YEAR 2000 COMPLIANCE...................................................... 30
  ADDITIONAL INFORMATION.................................................... 30
  FINANCIAL STATEMENTS...................................................... 31

DIRECTORS AND OFFICERS...................................................... 32

                                                                            PAGE
                                                                            ----
FINANCIAL STATEMENTS OF PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT............. A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY
  AND SUBSIDIARIES.......................................................... B1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SERIES FUND, AND THE PROSPECTUS FOR THE REAL PROPERTY ACCOUNT.

                        BRIEF DESCRIPTION OF THE CONTRACT

The Variable APPRECIABLE LIFE Insurance Contracts (the "Contract") described in this prospectus are in many respects similar to conventional "fixed-benefit" whole-life insurance. Like conventional whole-life insurance, the Contracts provide a guaranteed death benefit for the insured's lifetime if scheduled premiums are paid; due to the pooling of mortality risks, this death benefit is many times the scheduled annual premium. The Contracts also have similarities to what have become generally known as "universal life" insurance policies. Like universal life insurance policies, the Contracts permit an owner considerable flexibility in paying premiums and adjusting the face amount of insurance. To a significant extent the Contracts provide features and choices for the Contract owner that differ from those provided by either of those types of life insurance policies. As of May 1, 1992, these Contracts are no longer available for sale.

The Contracts are first and foremost life insurance. They provide insurance protection for the entire lifetime of the insured. But the Contracts also have significant and useful investment features. The Contract owner decides in which investment option[s] the amounts held under the Contract--derived from the payment of premiums and the earnings thereon--will be invested, and the cash surrender value of the Contract will increase with favorable investment experience and decrease with unfavorable investment experience. The cash surrender value of a Contract also reflects the imposition of the various Contract charges. The Contract owner will be able, from time to time, to reallocate and transfer amounts invested under the Contract among the various subaccounts, the fixed-rate option, and the Real Property Account.

The owner may choose either of two Contract Forms. Under Contract Form A, the death benefit remains fixed in amount (unless the Contract becomes paid-up or, under a newer version of the Contract that first began to be sold in most jurisdictions in September of 1986, unless the death benefit is increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance) and only the cash surrender value will vary with investment experience. Under Contract Form B, both the death benefit and the cash surrender value will vary with investment experience, but the death benefit will never be less than the face amount regardless of investment experience. There is no minimum cash surrender value under either form of the Contract. (Throughout this prospectus, unless we specifically state otherwise, all descriptions of and references to the "Contract" apply to both old and new Form A and Form B Contracts.)


There is a special feature applicable to Contracts issued on insureds who are 14 years of age or less. Under such Contracts, the face amount increases to 150% of the initial face amount on the first Contract anniversary after the insured reaches the age of 21, provided the Contract is not then in default. This new face amount becomes the new guaranteed minimum death benefit. In addition, in those states where it is approved, a Contract owner may have the right under certain conditions to increase or decrease the face amount of insurance. In the case of an increase in face amount, one of the conditions is the provision of evidence of insurability satisfactory to Pruco Life Insurance Company ("Pruco Life"). See INCREASES IN FACE AMOUNT, page 18 and DECREASES IN FACE AMOUNT, page 20.


One significant feature of the Contract is the flexibility it provides the Contract owner with respect to the payment of premiums. Each Contract has a scheduled premium payable annually, semi-annually, quarterly or monthly. But the Contract owner is generally permitted, within very broad limits, to pay greater than scheduled premiums and the net portion of such payments will promptly be invested in the manner previously selected by the owner. Cash surrender values will generally be increased whenever premiums are paid; and unless earlier unfavorable investment experience must first be offset, the amount payable upon death under Contract Form B will also generally be increased by the payment of premiums. Subsequent values under the Contract will increase or decrease with subsequent investment experience to reflect the amounts invested under the Contract.

As long as scheduled premiums are paid on or before the due dates (or within a 61-day grace period after the scheduled due date) and missed premiums are made up later with interest, the Contract will not lapse, even if investment experience is unfavorable. Thus, the payment of scheduled premiums guarantees insurance protection at least equal to the face amount of the Contract.


However, the failure to pay a minimum scheduled premium will not necessarily result in lapse of the Contract. If the net investment experience has been greater than the 4% assumed net rate of return used by Pruco Life's actuaries in designing this Contract, with a consequent increase in the amount invested under the Contract, and the Contract owner then fails to pay premiums when due, Pruco Life will use the "excess" amount to pay the charges due under the Contract and thus keep the Contract in force. See LAPSE AND REINSTATEMENT, page 20. In this case, so long as the excess amount is sufficient, the Contract will not lapse despite the owner's failure to pay scheduled premiums.


The amount of the scheduled premium, for a specific face amount of insurance, depends upon the insured's sex (except where unisex rates apply), age at issue, and risk classification. The scheduled premium cannot be increased until the Contract anniversary after the insured's 65th birthday or, if later, 10 years from the date the Contract is issued. A new, higher scheduled premium, called the "second premium amount," is payable after this period. The second premium amount will be stated in each Contract. It is calculated on the assumptions that only scheduled premiums have been paid, and they have been paid when due, that maximum mortality charges (covering the cost of insurance for the period in question) and expense charges have been deducted, and that the net investment return upon the amount invested under the Contract has been equal to the 4% assumed net rate of return. If the amount invested under the Contract is higher than would be the case if the above conservative assumptions are borne out by experience, which currently appears to be a reasonable expectation, premiums after the insured's 65th birthday (or at 10 years after the issue date, if later) will be lower than the second premium amount stated in the Contract (and may or may not be higher than the initial scheduled premium).


In some cases the payment of greater than scheduled premiums or favorable investment experience may result in the Contract becoming paid-up so that no further premium payments will be necessary. If this happens, Pruco Life may refuse to accept any further premium payments. If a Contract becomes paid-up, the death benefit then in force becomes the guaranteed minimum death benefit; apart from this guarantee, the death benefit and the cash surrender value of the paid-up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract. Contracts sold beginning in September of 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid-up. Instead, the death benefit will be increased so that it is always at least as great as the Contract fund divided by the net single premium for the insured's attained age at such time. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 15. The term "Contract fund" refers generally to the total amount invested under the Contract and is defined under CHARGES AND EXPENSES on page 11. The term "net single premium," the factor which determines how much the death benefit will increase for a given increase in the Contract fund, is defined and illustrated under item 2 of HOW A CONTRACT'S DEATH BENEFIT WILL VARY on page 15. Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of 2 years' scheduled premiums or the average of all premiums paid over the last 5 years will generally be allowed.

There are circumstances, such as the payment of premiums substantially in excess of scheduled premiums, under which the Contract may become a Modified Endowment Contract under federal tax law. If it does, loans and other pre-death distributions are includible in gross income on an income-first basis. A 10% penalty tax may be imposed on income distributed before the insured attains age 59 1/2. Prospective purchasers and Contract owners are advised to consult a qualified tax advisor before taking steps that may affect whether the Contract becomes a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 25.


The owner of a Contract chooses the investment subaccount[s] of Pruco Life's Variable Appreciable Account (the "Account") in which the assets related to the Contract will be held. At present there are thirteen subaccounts. Each is currently invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund to which The Prudential Insurance Company of America ("Prudential") acts as investment advisor. The MONEY MARKET PORTFOLIO is invested in short-term debt obligations similar to those purchased by money market funds; the DIVERSIFIED BOND PORTFOLIO is invested primarily in high quality medium-term corporate and government debt securities; the GOVERNMENT INCOME PORTFOLIO is invested primarily in U.S. Government securities including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government; the CONSERVATIVE BALANCED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment who prefers a relatively lower risk of loss and a correspondingly reduced chance of high appreciation; the FLEXIBLE MANAGED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation; the HIGH YIELD BOND PORTFOLIO is invested primarily in high yield fixed income securities of medium to lower quality, also known as high risk bonds; the STOCK INDEX PORTFOLIO is invested in common stocks selected to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index; the EQUITY INCOME PORTFOLIO is invested primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index; the EQUITY PORTFOLIO is invested primarily in common stocks; the PRUDENTIAL JENNISON PORTFOLIO is invested primarily in equity securities of established companies with above-average growth prospects; the SMALL CAPITALIZATION STOCK PORTFOLIO is invested primarily in equity securities of publicly-traded companies with small market capitalization; the GLOBAL PORTFOLIO is invested in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issuers; and the NATURAL RESOURCES PORTFOLIO is invested primarily in common stocks and convertible securities of natural resource companies, and in securities (typically debt securities or preferred stock) the terms of which are related to the market value of a natural resource; Further information about the Series Fund portfolios can be found under THE PRUDENTIAL SERIES FUND, INC. on page 4.

The Contract owner may also choose to invest part of his or her net premiums in the Pruco Life Variable Contract Real Property Account (the "Real Property Account"), which, through a partnership, invests primarily in income-producing real property. If a Contract owner elects to invest a portion of his or her net premiums in the Real Property Account, the assets will be maintained in a subaccount of the Real Property Account related to the Contract that provides the mechanism and maintains the records whereby the various Contract charges are made. The investment objectives of the Real Property Account and the partnership are described briefly under PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT on page 5.


Because the assets that relate to the Contract are invested in these ways, the Contract offers an opportunity for the cash surrender value to appreciate more rapidly than it would under comparable fixed-benefit whole-life insurance. But the owner must accept the risk that if investment performance of the chosen option[s] is unfavorable the cash surrender value may not appreciate as rapidly and, indeed, may decrease in value. Contract owners who prefer at any time to accept a periodically declared fixed rate of return and avoid this risk may choose a fixed-rate option. See THE FIXED-RATE OPTION, page 27.


Pruco Life deducts certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Pruco Life makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and sales and administrative expenses, are fully described under CHARGES AND EXPENSES on page 11. In brief, and subject to that fuller description, the following charges may be made: (1) $2 is deducted from each premium payment to cover premium collection and processing costs; (2) a sales charge is deducted from each premium received in an amount up to 5% of the portion of the premium remaining after the $2 processing charge has been deducted (on a non-guaranteed basis, this charge is waived for premiums paid after total premiums paid under the Contract exceed 5 years of scheduled premiums on an annual basis); in addition, if the Contract lapses or is surrendered during the first 10 years, a deferred sales charge is assessed; the maximum deferred sales charge is 25% of the first year's scheduled premium and 5% of the scheduled premiums for the next 4 Contract years; beginning in the eighth month of year 6 this charge is reduced monthly until it disappears after year 10; (3) a premium tax charge (equal to 2.5% of the premium remaining after the $2 processing charge has been deducted) is deducted from each premium payment; (4) each month, the Contract fund is reduced by an administrative charge of $2.50 per Contract and up to $0.02 per $1,000 of face amount of insurance; (5) each month, the Contract fund is reduced by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of face amount of insurance; (6) each month, a charge for anticipated mortality is deducted, with the maximum charge based on the 1980 Commissioners Standard Ordinary Mortality Table ("1980 CSO Table"); (7) a daily charge equivalent to an annual rate of 0.6% is deducted from the assets of the subaccounts for mortality and expense risks; (8) if a Contract lapses or is surrendered during the first 10 years, a contingent deferred administrative charge is assessed; during the first 5 years, this charge equals $5 per $1,000 of face amount, and it begins to decline monthly after the fifth Contract year, so that it disappears on the tenth Contract anniversary; (9) an administrative processing charge equal to the lesser of $15 or 2% of the amount withdrawn will be made in connection with each withdrawal of excess cash surrender value; (10) if the Contract includes riders, a monthly deduction from the Contract fund will be made for charges applicable to those riders; a deduction will also be made if the rating class of the insured results in an extra charge; and (11) certain fees and expenses are deducted from the assets of the Series Fund and Real Property Account. Because of these charges, and in particular because of the significant charges deducted upon early surrender or lapse, prospective purchasers should purchase a Contract only if they intend and have the financial capability to keep it in force for a substantial period.

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK," page 6.

This Summary is intended to provide only a brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus and in the Contract document. That document, together with the application attached to it, constitutes the entire agreement between the owner and Pruco Life and should be retained.

                      GENERAL INFORMATION ABOUT PRUCO LIFE
                     INSURANCE COMPANY, PRUCO LIFE VARIABLE
                      APPRECIABLE ACCOUNT, AND THE VARIABLE
                     INVESTMENT OPTIONS AVAILABLE UNDER THE
                                    CONTRACT


PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.


Pruco Life is a wholly-owned subsidiary of Prudential, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that may take two or more years to complete. No plan of demutualization has been adopted yet by the Company's Board of Directors. Adoption of a plan of demutualization would occur only after enactment of appropriate legislation in New Jersey and would have to be approved by Company policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of the Company as to the desirability of demutualization. The Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.

Should Prudential convert to a stock company, the allocation of stock, cash or other benefits to policyholders and Contract owners would be made in accordance with procedures set forth in the plan of demutualization. In recent demutualizations, policyholders and contract owners of the converting mutual insurer have been eligible to receive consideration while policyholders and contract owners of the insurer's stock subsidiaries have not. It has not yet been determined whether any exceptions to that general approach will be made with respect to policyholders and Contract owners of Prudential's subsidiaries, including the Pruco Life insurance companies.

As of December 31, 1997, Prudential has invested over $442 million in Pruco Life in connection with Pruco Life's organization and operation. Prudential may from time to time make additional capital contributions to Pruco Life as needed to enable it to meet its reserve requirements and expenses in connection with its business. Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life's consolidated financial statements begin on page B1 and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contracts.


PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

The Pruco Life Variable Appreciable Account (the "Account") was established on January 13, 1984 under Arizona law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life. Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life. There are currently thirteen subaccounts within the Account, each of which invests in a single corresponding portfolio of the Series Fund. Additional subaccounts may be added in the future. The Account's financial statements begin on page A1.

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco

Life Series Fund, Inc., an open-end diversified management investment company which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey, was merged into the Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life to provide benefits under the Contracts and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.


Prudential is the investment advisor for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corporation ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisors under the Investment Advisers Act of 1940.


As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See CHARGES AND EXPENSES, page 11.

It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as:
(1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN-INCLUDING ANY RISKS ASSOCIATED WITH INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT

The Pruco Life Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the value of its assets.

The partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the partnership. Prudential charges the partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the partnership.

A FULL DESCRIPTION OF THE REAL PROPERTY ACCOUNT, ITS MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS CHARGES AND EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN, THE PARTNERSHIP'S INVESTMENT OBJECTIVES, AND ALL OTHER ASPECTS OF THE REAL PROPERTY ACCOUNT'S AND THE PARTNERSHIP'S OPERATIONS IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE REAL PROPERTY ACCOUNT, WHICH SHOULD BE READ TOGETHER WITH THIS PROSPECTUS BY ANY CONTRACT OWNER CONSIDERING THE REAL ESTATE INVESTMENT OPTION. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

WHICH INVESTMENT OPTION SHOULD BE SELECTED

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. Contract owners have a large number of options as to how the amounts credited to their Contracts will be invested. Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Stock Index, Equity Income, the Equity, Prudential Jennison, Small Capitalization Stock, Global or Natural Resources Portfolios, may be desirable options for Contract owners who are willing to accept such volatility in their Contract values. Each of these equity portfolios involves somewhat different investment risks, policies, and programs.

Some Contract owners may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Government Income or Diversified Bond Portfolios, while others, who desire even greater safety of principal, may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. Contract owners not interested in common stocks but willing to take risks and seeking the possibility of a high total return may prefer the High Yield Bond Portfolio, recognizing that with higher yielding, lower quality bonds the risks are greater. Some Contract owners may wish to divide their funds among two or more of the portfolios. Some may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing one of the Balanced Portfolios. The Real Property Account permits a Contract owner to diversify his or her investment under the Contract to include an interest in a pool of income-producing real property, and real estate is often considered to be a hedge against inflation.

Each Contract owner must make his or her own choice that takes into account how willing he or she is to accept investment risks, the manner in which his or her other assets are invested, and his or her own predictions about what investment results are likely to be in the future. Prudential recommends against frequent transfers among the several options as experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

                  DETAILED INFORMATION FOR PROSPECTIVE CONTRACT
                                     OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of May 1, 1992, these Contracts are no longer available for sale. Generally, the minimum initial guaranteed death benefit that can be applied for is $60,000. However higher minimums apply to insureds over the age of 75. Insureds 14 years of age or less may apply for a minimum initial guaranteed death benefit of $40,000. The Contract may generally be issued on insureds below the age of 81. Before issuing any Contract, Pruco Life requires evidence of insurability which may include a medical examination. Non-smokers who meet preferred underwriting requirements are offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may be issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract which is individually underwritten. These are the current underwriting requirements. The Company reserves the right to change them on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

CONTRACT FORMS


A purchaser may select either of two forms of the Contract. The scheduled premium for the Contract will be the same for a given insured, regardless of which Contract Form is chosen. Contract Form A has a death benefit equal to the initial face amount of insurance. The death benefit of a Form A Contract does not vary with the investment performance of the investment options selected by the owner, unless the Contract becomes paid-up or, under a revised version of the Contract, unless the death benefit is increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 15. Favorable investment results on the assets related to the Contract and greater than scheduled premiums will generally result in increases in the cash surrender value. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 15.


Contract Form B also has an initial face amount of insurance but favorable investment performance and greater than scheduled premiums generally result in an increase in the death benefit and, over time, in a lesser increase in the cash surrender value than under the Form A Contract. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 15 and HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 15. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased, on the Contract anniversary after the insured's 21st birthday, to 150% of the initial face amount, so long as the Contract is not then in default. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See WHEN A CONTRACT BECOMES PAID-UP, page 17 and HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 15. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See item 6 under CHARGES AND EXPENSES, page 11. The automatic increase in the face amount of insurance may affect future premium payments if the Contract owner wants to avoid the Contract being classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 25. A Contract owner should consult his or her own tax advisor and Pruco Life representative before making unscheduled premium payments.

Purchasers should select the Contract Form that best meets their needs and objectives. All whole-life insurance provides both protection for beneficiaries in the event of early death and the opportunity to accumulate savings for possible use in later years--for such things as college tuition or supplementary retirement income--when the need for insurance protection may be reduced. Pruco Life's Variable APPRECIABLE LIFE Contract provides more flexible investment opportunities than do more conventional life insurance policies because it permits the owner to decide how the assets held under the Contract will be invested, because it permits considerable flexibility in determining the amount and timing of premium payments, because it permits adjustment of the face amount of insurance (subject, in the case of an increase, to evidence of insurability), and because favorable investment returns result in an increase in Contract values. Purchasers who prefer to have favorable investment results and greater than scheduled premiums emerge partly in the form of an increased death benefit should choose Contract Form B. Purchasers who are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing cash surrender values should choose Contract Form A. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 15.


In choosing a Contract Form, purchasers should also consider whether they intend to use the withdrawal feature. Purchasers of Form A Contracts should note that a withdrawal may result in a portion of the surrender charge being deducted from the Contract fund. Furthermore, a purchaser of a minimum face amount Form A Contract cannot make withdrawals. Purchasers of Form B Contracts will not incur a surrender charge for a withdrawal and are not restricted if they purchase a minimum size Contract. See WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 18.

Under the original versions of these Contracts, there are other distinctions between the Contract Forms that may influence a purchaser's selection. Thus, Contract Form A will become paid-up more rapidly than a comparable Form B Contract. But owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the death benefit unless the Contract has become paid-up, the beneficiary will not benefit from the possibility that the Contract will have a large cash surrender value at the time of the insured's death.


Under a revised version of the Contract that was made available beginning in September of 1986 in jurisdictions where it is approved, the Contract will never become paid-up. Instead, the death benefit under these revised Contracts is always at least as great as the Contract fund divided by the net single premium. See HOW A CONTRACT'S DEATH BENEFIT WILL VARY, page 15. Thus, instead of becoming paid-up, the Contract's death benefit will always be large enough to meet the Internal Revenue Code's definition of life insurance. Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of at least scheduled premiums will be allowed.


PREMIUMS

Scheduled premiums on the Contract are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract. If paid more often than annually, the aggregate annual premium will be higher to compensate Pruco Life both for the additional processing costs (see item 1 under CHARGES AND EXPENSES, page 11) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract year. The premium amount depends on the Contract's initial death benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. Contract owners who pay premiums other than on a monthly basis will be notified, about 3 weeks before each due date, that a premium is due. Contract owners who pay premiums monthly will receive each year a book with twelve coupons that will serve as a reminder. With Pruco Life's consent, an owner may change the frequency of premium payments.

A Contract owner may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. Currently, Contract owners selecting the Pru-Matic Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges. See item 4 under CHARGES AND EXPENSES, page 11. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Each Contract sets forth two premium amounts. The initial premium amount is payable on the Contract date (the date the Contract is issued, as noted in each individual Contract) and on each subsequent due date until the Contract's anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the "premium change date"). However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only scheduled premiums been paid, had maximum contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract. Indeed, under the original versions of these Contracts, if investment experience has been favorable enough, the Contract may become paid-up before or by the premium change date. Pruco Life reserves the right not to accept any further premium payments on a paid-up Contract. Contract owners will be told what the amount of the second premium will be.

Pruco Life designed the Contracts to include a premium change date, with scheduled premiums potentially increasing after that date to a second premium amount, in order to provide Contract owners with both the flexibility to pay lower initial scheduled premiums and a guarantee of lifetime insurance coverage if all scheduled premiums are paid. The tables on pages T1 through T4 show how the second premium amount compares with the first premium amount under Contracts and for different hypothetical investment results.

The following table shows, for two face amounts, representative initial preferred rating and standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

-----------------------------------------------------------------------------
                |     $60,000 FACE AMOUNT     |    $100,000 FACE AMOUNT
                |-----------------------------|------------------------------
                |   PREFERRED  |   STANDARD   |   PREFERRED  |   STANDARD
----------------|--------------|--------------|--------------|---------------
  MALE, AGE     |              |              |              |
      35        |   $ 554.80   |  $  669.40   |   $ 902.00   |   $1,093.00
   AT ISSUE     |              |              |              |
----------------|--------------|--------------|--------------|---------------
   FEMALE,      |              |              |              |
    AGE 45      |   $ 698.80   |  $  787.60   |  $1,142.00   |   $1,290.00
   AT ISSUE     |              |              |              |
----------------|--------------|--------------|--------------|---------------
  MALE, AGE     |              |              |              |
      55        |   $1,556.20  |  $1,832.20   |  $2,571.00   |   $3,031.00
   AT ISSUE     |              |              |              |
-----------------------------------------------------------------------------


The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.

----------------------------------------------------------------------------
                 |    $60,000 FACE AMOUNT      |   $100,000 FACE AMOUNT
                 |-----------------------------|----------------------------
                 |   MONTHLY   |     ANNUAL    |   MONTHLY   |    ANNUAL
-----------------|-------------|---------------|-------------|--------------
   MALE, AGE     |             |               |             |
       35        |   $ 50.00   |   $  554.80   |   $ 80.00   |  $  902.00
    AT ISSUE     |             |               |             |
-----------------|-------------|---------------|-------------|--------------
    FEMALE,      |             |               |             |
     AGE 45      |   $ 62.60   |   $  698.80   |   $101.00   |  $1,142.00
    AT ISSUE     |             |               |             |
-----------------|-------------|---------------|-------------|--------------
   MALE, AGE     |             |               |             |
       55        |   $136.40   |   $1,556.20   |   $224.00   |  $2,571.00
    AT ISSUE     |             |               |             |
----------------------------------------------------------------------------


If a Contract owner wishes, he or she may select a higher contemplated premium than the scheduled premium. Pruco Life will bill the owner for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Under the original versions of the Contracts, such payments may also provide a means of obtaining a paid-up Contract earlier than if only scheduled premiums are paid.


The payment of premiums substantially in excess of scheduled premiums may cause the Contract to be classified as a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions which would otherwise not be taxable events may be subject to federal income taxation. See TAX TREATMENT OF CONTRACT BENEFITS, page 25.


CONTRACT DATE

When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the date of the application or the date of any medical examination. In most cases no medical examination will be necessary. If the first premium is not paid with the application, the Contract date will ordinarily be 2 or 3 days after the application is approved by Pruco Life so that it will coincide with or be shortly prior to the date on which the first premium is paid. However, Pruco Life will under certain circumstances permit a Contract to be back-dated but only to a date not earlier than six months prior to the date of the application. It may be advantageous for a Contract owner to have an earlier Contract date if that will result in the use by Pruco Life of a lower attained age in determining the amount of the scheduled premium. Pruco Life will require the payment of all premiums that would have been due had the application date coincided with the back-dated Contract date. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract date, all scheduled premiums been received on their due dates, and all Contract charges been made. See CHARGES AND EXPENSES, page 11.

ALLOCATION OF PREMIUMS

On the Contract date a $2 processing charge is deducted from the initial premium and up to 7.5% of the amount remaining is deducted to cover certain charges (described in detail below), and the first monthly deductions are made (also described below). The remainder of the initial scheduled premium will be allocated among the subaccounts, the fixed-rate option or the Real Property Account on the Contract date according to the desired allocation specified in the application form. The invested portion of any part of the first premium in excess of the scheduled initial premium, as well as the invested portion of all subsequent premiums, are placed in the selected investment option[s] on the date of receipt at a Home Office, but not earlier than the Contract date. Thus, to the extent that the receipt of the first premium precedes the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. The $2 per payment charge and up to 7.5% deduction also apply to all subsequent premium payments; the remainder will be invested as of the end of the valuation period in which it is received at a Home Office in accordance with the allocation previously designated by the Contract owner. The "valuation period" means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open. Provided the Contract is not in default, the Contract owner may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning that Home Office, provided the Contract owner is enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular subaccount, to the fixed-rate option or to the Real Property Account, that portion must be at least

10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Additionally, a feature called Dollar Cost Averaging ("DCA") is available to Contract owners. Under this feature, premiums may be allocated to the portion of the Money Market subaccount used for this feature (the "DCA account"), and designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed-rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if $5,000 is designated, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Pruco Life's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

Currently, the amount initially designated to DCA must be at least $2,000. This minimum is subject to change at Pruco Life's discretion. After DCA has been established and as long as the DCA account has a positive balance, Contract owners may allocate or transfer amounts to the DCA account, subject to the limitations on premium payments and transfers generally. In addition, if premiums are paid on an annual or semi-annual basis, and the Contract owner has already established DCA, the premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date (i.e. the Contract Date and the same date in each subsequent month), provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of that month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If the Contract has outstanding premium allocation to the DCA account, but the DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently, there is no charge for using the DCA feature.

TRANSFERS

Provided the Contract is not in default or is in force as variable reduced paid-up insurance (see OPTIONS ON LAPSE, page 24), the owner may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option or to the Real Property Account. Currently, you may make additional transfers with our consent. There is no charge. All or a portion of the amount credited to a subaccount may be transferred.

In addition, the entire amount of the Contract fund (described in detail below) may be transferred to the fixed-rate option at any time during the first 2 Contract years. A Contract owner who wishes to convert his or her variable contract to a fixed-benefit contract in this manner must request a complete transfer of funds to the fixed-rate option and should also change his or her allocation instructions regarding any future premiums.

Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. The Contract owner may transfer amounts by proper written notice to a Home Office or by telephone, provided the Contract owner is enrolled to use the Telephone Transfer System. A Contract owner will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or the Contract owner elects not to have this privilege. Telephone transfers may not be available on policies that are assigned, see ASSIGNMENT, page 28, depending on the terms of the assignment. Pruco Life has adopted procedures designed to ensure that requests by telephone are genuine. Pruco Life will not be held liable for following telephone instructions that it reasonably believes to be genuine. Pruco Life cannot guarantee that owners will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Transfers from the fixed-rate option to other investment options are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may currently be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. These limits are subject to change in the future. Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

Pruco Life may, on a non-discriminatory basis, permit the owner of an APPRECIABLE LIFE insurance policy issued by Pruco Life (this fixed-benefit policy is briefly described under RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT INSURANCE POLICY on page 24) to exchange his or her policy for a comparable Variable APPRECIABLE LIFE Contract with the same Contract date, scheduled premiums, and Contract fund. No charge will be made for the exchange. There is no new "free look" right when an APPRECIABLE LIFE contract owner elects to exchange his or her policy for a comparable Variable APPRECIABLE LIFE Contract.

Although Pruco Life does not give tax advice, Pruco Life does believe, based on its understanding of federal income tax laws as currently interpreted, that the original date exchange of an APPRECIABLE LIFE contract for a Variable APPRECIABLE LIFE Contract should be considered to be a tax-free exchange under the Internal Revenue Code of 1986, as amended. It should be noted, however, that the exchange of an APPRECIABLE LIFE contract for a Variable APPRECIABLE LIFE Contract may impact the status of the Contract as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 25. A contract owner should consult with his or her tax advisor and Pruco Life representative before making an exchange.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts and will be discouraged. If such a pattern were to be found, we may be required to modify the transfer procedures, including but not limited to, not accepting transfer requests of an agent under a power of attorney on behalf of more than one Contract owner.


CHARGES AND EXPENSES


The amount relating to the Contract held in the Account is determined by the amount of premium payments, charges deducted from premiums before they are placed in the Account, deductions made from the Account, including any deductions made for a Contract loan (see CONTRACT LOANS, page 23), and the investment results of the selected subaccount[s]. The total amount invested under the Contract (the "Contract fund") consists of the amount related to the Contract held in the Account, any amount allocated to the fixed-rate option, any amount invested in the Real Property Account, and the principal amount of any Contract loan and interest credited thereon.


All of the charges made by Pruco Life, whether deducted from premiums or from the Contract fund, are set forth below.


     1. A charge of $2 is deducted from each premium payment to cover the cost of collecting and processing premiums. Thus, Contract owners who pay premiums annually will incur lower aggregate processing charges than those who pay premiums more frequently. During 1997, 1996 and 1995, Pruco Life received a total of approximately $4,104,000, $4,422,000 and $4,715,000, respectively, in processing charges.

     2. There is a charge to compensate Pruco Life for the cost of selling the Contract. This cost includes sales commissions, advertising, and the printing of the prospectuses and sales literature. This charge is called the "sales load." The maximum sales load that will be charged will be 30% of the first year's scheduled premium, 10% of the scheduled premium for the second, third, fourth, and fifth years and 5% of each additional premium, whether scheduled or unscheduled. Part of this sales load will be deducted from each premium received in an amount up to 5% of the portion of the premium remaining after the $2 processing charge has been deducted. The remainder of the sales load will be deducted only if the Contract is surrendered or stays in default past its days of grace. This second part is called the deferred sales charge. The deferred sales charge will not be deducted at all, however, for Contracts that lapse or are surrendered on or after the Contract's tenth anniversary and it will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of year 6 and the tenth anniversary. No deferred sales charge is applicable to the death benefit, no matter when that may become payable.

          For Contracts under which premiums are payable annually, the maximum deferred sales charge (equal to 25% of the scheduled premium for the first Contract year and 5% of the scheduled premium for the next 4 Contract years) will be made under Contracts that lapse or are surrendered during the fifth Contract year and the first 7 months of the sixth Contract year. Thereafter the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the tenth Contract year. More precisely, the deferred sales charge will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's tenth anniversary). The following table shows illustrative deferred sales load charges that will be made when such Contracts are surrendered or lapse.

     ------------------------------------------------------------------------
                               |  THE DEFERRED SALES | WHICH IS EQUAL TO THE
           FOR CONTRACTS       |     CHARGE WILL     |  FOLLOWING PERCENTAGE
        SURRENDERED DURING     |   BE THE FOLLOWING  |    OF THE SCHEDULED
                               |      PERCENTAGE     |  PREMIUMS DUE TO DATE
                               |   OF ONE SCHEDULED  |      OF SURRENDER
                               |    ANNUAL PREMIUM   |
     --------------------------|---------------------|-----------------------
     Entire Year 1             |         25%         |         25.00%
     Entire Year 2             |         30%         |         15.00%
     Entire Year 3             |         35%         |         11.67%
     Entire Year 4             |         40%         |         10.00%
     Entire Year 5             |         45%         |          9.00%
     First 7 Months of Year 6  |         45%         |          7.50%
     First Month of Year 7     |         40%         |          5.71%
     First Month of Year 8     |         30%         |          3.75%
     First Month of Year 9     |         20%         |          2.22%
     First Month of Year 10    |         10%         |          1.00%
     First Month of Year 11    |                     |
        and Thereafter         |          0%         |          0.00%
     ------------------------------------------------------------------------

     For Contracts under which premiums are payable more frequently than annually, the deferred sales charge will be 25% of the first year's scheduled premiums due on or before the date of surrender or lapse and 5% of the scheduled premiums for the second through fifth Contract years due on or before the date of surrender or lapse. Thus, for such Contracts the maximum deferred sales charge will also be equal to 9% of the total scheduled premiums for the first 5 Contract years. This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the scheduled premiums is higher. See PREMIUMS, page 7. To compensate for this, the reduction in the deferred sales charge will start slightly earlier for Contracts under which premiums are paid semi-annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly. The reductions are graded smoothly so that the dollar amount of the deferred sales charge for two persons of the same age, sex, contract size, and Contract date, will be identical beginning in the seventh month of the sixth Contract year without regard to the frequency at which premiums were paid.


     For purposes of determining the deferred sales charge, the scheduled premium is the premium payable for an insured in the preferred rating class, even if the insured is in a higher rated risk class. Moreover, if premiums have been paid in excess of the scheduled premiums, the charge is based upon the scheduled premiums. If a Contract is surrendered when less than the aggregate amount of the scheduled premiums due on or before the date of surrender has been paid, the deferred sales charge percentages (25% for the first year and 5% for years 2 through 5) will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender. During 1997, 1996 and 1995, Pruco Life received a total of approximately $256,000, $407,000 and $871,000, respectively, in sales load charges.

     Pruco Life has determined to waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted) for premiums paid after total premiums paid under the Contract exceed 5 years of scheduled premiums on an annual basis. Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the Account, fixed-rate option or the Real Property Account according to the owner's instructions. This concession is not contractually guaranteed and may be withdrawn or modified by Pruco Life on a uniform basis, although it does not currently intend to do so. If an owner elects to increase the face amount of his or her Contract, the rules governing the non-guaranteed waiver of the 5% front-end sales load will apply separately to the base Contract and the increase, as explained under INCREASES IN FACE AMOUNT on page 18.

3. There is a premium tax charge equal to 2.5% of the premium remaining after the $2 processing charge has been deducted. This charge is made to compensate Pruco Life for paying state and local premium taxes. (The 7.5% deduction referred to on page 9 is made up of the 5% sales load charge and the 2.5% premium tax charge.) State premium tax rates vary from jurisdiction to jurisdiction and generally range from 0.75% to 5%. Pruco Life may collect more for this charge than it actually pays for premium taxes. During 1997, 1996 and 1995, Pruco Life received a total of approximately $5,040,000, $5,636,000 and $6,031,000, respectively, in charges for payment of state and local premium taxes.


4. On each Monthly date, the Contract fund is reduced by an expense charge of $2.50 per Contract and up to $0.02 per $1,000 of face amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less), except that currently this $0.02 per $1,000 charge will not be greater than $2 per month and for Contracts issued after June 1, 1987 on a Pru-Matic Plan basis, this $0.02 per $1,000 charge will currently be waived. Thus, for a Contract with the minimum face amount of $60,000, not issued on a Pru-Matic Plan basis, the aggregate amount deducted each year will be $44.40. This charge is to compensate Pruco Life for administrative expenses incurred, among other things, for processing claims, paying cash surrender values, making Contract changes, keeping records, and communicating with Contract owners. This charge will not be made if the Contract has become paid-up or has been continued in force, after lapse, as variable reduced paid-up insurance. During 1997, 1996 and 1995, Pruco Life received a total of approximately $13,100,000, $13,709,000 and $14,375,000, respectively, in monthly administrative charges.

5. On each Monthly date the Contract fund is reduced by a charge of $0.01 per $1,000 of face amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less) to compensate Pruco Life for the risk it assumes by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the face amount provided scheduled premiums are paid on or before the due date or during the grace period. This charge is not made after a Contract becomes paid-up or has been continued in force, after lapse, as variable reduced paid-up insurance. During 1997, 1996 and 1995, Pruco Life received a total of approximately $2,494,000, $2,572,000 and $2,648,000, respectively, for this risk charge.

6. Pruco Life deducts a mortality charge from the Contract fund on each Monthly date to cover anticipated mortality costs. When an insured dies, the amount paid to the beneficiary is larger than the Contract fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges are designed to enable Pruco Life to pay this larger death benefit. The charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract fund) by a rate based upon the insured's sex (except where unisex rates apply) and current attained age, and the anticipated mortality for that class of persons. The maximum rate that Pruco Life may charge is based upon the 1980 CSO Tables. Pruco Life may determine that a lesser amount than that called for by these mortality tables will be adequate to defray anticipated mortality costs for insureds of particular ages and may thus make a lower mortality charge for such persons. Pruco Life, however, reserves the right to charge full mortality charges based on the applicable 1980 CSO Table, and any lower current mortality charges are not applicable to Contracts in force pursuant to an option on lapse. See OPTIONS ON LAPSE, page 24. In addition, if a Contract has a face amount of at least $100,000 and the insured under the Contract has met strict underwriting requirements so that the Contract is in force on a "Select Rating" basis for the particular risk classification, current mortality charges for all ages may be lower still.

     Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a "guaranteed issue" basis and may have current mortality charges which are different from those mortality charges for Contracts which are individually underwritten. These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Pruco Life.

7. A charge is made to compensate Pruco Life for assuming mortality and expense risks. This is done by deducting daily, from the assets of each of the subaccounts of the Account and/or from the subaccount of the Real Property Account relating to this Contract, a percentage of those assets equivalent to an effective annual rate of 0.6% (this amounts to a daily charge of approximately 0.001639%). The mortality risk assumed is that insureds may live for a shorter period of time than Pruco Life estimated. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated. During 1997, 1996 and 1995, Pruco Life received a total of approximately $16,981,000, $15,162,000 and $13,208,000, respectively, in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.

8. There is an administrative charge of $5 for each $1,000 of face amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less) to compensate Pruco Life for expenses incurred in connection with the issuance of the Contract, other than sales expenses. This charge is made to cover the costs of processing applications, conducting medical examinations, determining insurability and the insured's risk class, and establishing records relating to the Contract. However, this charge will not be assessed upon issuance of the Contract, nor will it ever be deducted from any death benefit payable under the Contract. Rather, it will be deducted only if the Contract is surrendered or lapses when it is in default past its days of grace, and even then it will not be deducted at all for Contracts that stay in force through the end of the Contract's tenth year. And the charge will be reduced for Contracts that lapse or are surrendered before then but after the Contract's fifth anniversary. Specifically, the charge of $5 per $1,000 will be assessed upon surrenders or lapses occurring on or before the Contract's fifth anniversary. For each additional full month that the Contract stays in force on a premium paying basis, this charge is reduced by $0.0833 per $1,000 of initial face amount, so that it disappears on the tenth anniversary. During 1997,

     1996 and 1995, Pruco Life received a total of approximately $1,740,000, $3,580,000 and $5,134,000, respectively, from surrendered or lapsed Contracts. Additionally, if a Contract has a face amount of at least $100,000 and was issued on other than a Select Rating basis (see item 6, above), the owner may request that the Contract be reclassified to a Select Rating basis. Requests for reclassification to a Select Rating basis may be subject to an underwriting fee of up to $250, but Pruco Life currently intends to waive that charge if the reclassification is effected concurrently with an increase in face amount.

 9. A charge equal to the lesser of $15 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a Contract. See WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 18.

10. If the Contract includes riders, a monthly deduction from the Contract fund will be made for charges applicable to those riders. A deduction will also be made if the rating class of the insured results in an extra charge.

11. An investment advisory fee is deducted daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.

     The total expenses of each portfolio for the year 1997 expressed as a percentage of the average assets during the year are shown below:


------------------------------------------------------------------------------
                             |            |       OTHER      |      TOTAL
                             | INVESTMENT |      EXPENSES    |     EXPENSES
         PORTFOLIO           |  ADVISORY  |   (AFTER EXPENSE |  (AFTER EXPENSE
                             |     FEE    |  REIMBURSEMENT)* | REIMBURSEMENT)*
-----------------------------|------------|------------------|----------------
MONEY MARKET                 |    0.40%   |       0.00%*     |      0.40%*
DIVERSIFIED BOND             |    0.40%   |       0.00%*     |      0.40%*
GOVERNMENT INCOME            |    0.40%   |       0.04%      |      0.44%
CONSERVATIVE BALANCED        |    0.55%   |       0.00%*     |      0.40%*
FLEXIBLE MANAGED             |    0.60%   |       0.00%*     |      0.40%*
HIGH YIELD BOND              |    0.55%   |       0.02%      |      0.57%
STOCK INDEX                  |    0.35%   |       0.02%      |      0.37%
EQUITY INCOME                |    0.40%   |       0.01%      |      0.41%
EQUITY                       |    0.45%   |       0.00%*     |      0.40%*
PRUDENTIAL JENNISON          |    0.60%   |       0.04%      |      0.64%
SMALL CAPITALIZATION STOCK   |    0.40%   |       0.10%      |      0.50%
GLOBAL                       |    0.75%   |       0.10%      |      0.85%
NATURAL RESOURCES            |    0.45%   |       0.09%      |      0.54%
------------------------------------------------------------------------------

* Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc. (0.4%), in which the Account previously invested. For the Money Market, Diversified Bond, Equity, Conservative Balanced, and Flexible Managed Portfolios, Pruco Life will make daily adjustments that will offset the effect on Contract owners of any higher investment management fees and expenses charged against the Series Fund. Without such adjustments the portfolio expenses indirectly borne by a Contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been 0.43% for the Money Market Portfolio, 0.43% for the Diversified Bond Portfolio, 0.56% for the Conservative Balanced Portfolio, 0.62% for the Flexible Managed Portfolio and 0.46% for the Equity Portfolio. No such offset will be made with respect to the remaining portfolios, which had no counterparts in the Pruco Life Series Fund, Inc.


In several instances Pruco Life uses the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. However, if circumstances change, Pruco Life reserves the right to increase each current charge, up to but no more than the maximum charge, without giving any advance notice.

The earnings of the Account are taxed as part of the operations of Pruco Life. No charge is being made currently to the Account for Company federal income taxes. Pruco Life will review the question of a charge to the Account for Company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Under current laws Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contracts or the Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

The investment management fee and other expenses charged against the Real Property Account are described in the attached prospectus for that investment option.

REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS

Pruco Life may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Pruco Life determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors: (1) the number of individuals; (2) the total amount of premium payments expected to be received from these Contracts; (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts; (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which Pruco Life believes to be relevant in determining whether reduced sales or administrative expenses may be expected. Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Pruco Life on a uniform basis. Pruco Life's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY

A Contract has a cash surrender value which the owner may get while the insured is living by surrender of the Contract. Unlike traditional fixed-benefit whole-life insurance, however, a Contract's cash surrender value is not known in advance, even if it is assumed that only scheduled premiums will be paid, because it varies daily with the investment performance of the subaccount[s] and/or Real Property Account in which the Contract participates.

On the Contract date, the Contract fund value is the invested portion of the initial premium less the first monthly deductions. This amount is placed in the investment option[s] designated by the owner. Thereafter the Contract fund value changes daily, reflecting increases or decreases in the value of the securities in which the assets of the subaccount[s] have been invested, the investment performance of the Real Property Account if that option has been selected, interest credited on amounts allocated to the fixed-rate option, as well as the daily asset charge for mortality and expense risk equal to 0.001639% of the assets of the subaccount[s] of the Account and the subaccount of the Real Property Account relating to this Contract. The Contract fund value also changes to reflect the receipt of additional premium payments and the monthly deductions described in the preceding section.

A Contract's cash surrender value on any date will be the Contract fund value reduced by the deferred sales and administrative charges, if any, and any Contract debt. Upon request, Pruco Life will tell a Contract owner the cash surrender value of his or her Contract. It is possible that the cash surrender value of a Contract could decline to zero because of unfavorable investment experience, even if a Contract owner continues to pay scheduled premiums when due.

If the net investment return in the selected investment option[s] is greater than 4%, the Contract fund and cash surrender value for a Form B Contract can be expected to be less than the Contract fund and cash surrender value for a Form A Contract with identical premiums and investment experience. This is because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance.

The tables on pages T1 through T4 of this prospectus illustrate what the cash surrender values would be for representative Contracts, assuming uniform hypothetical investment results in the selected Series Fund portfolio[s], and also provide information about the aggregate scheduled premiums payable under those Contracts. Illustrated also is what the death benefit would be under Form B Contracts given the stated assumptions. The tables also show the premium amount that would be required on the premium change date to guarantee the Contract against lapse regardless of investment performance for each illustrated Contract under each of the assumed investment returns.

HOW A CONTRACT'S DEATH BENEFIT WILL VARY

As noted above, there are two forms of the Contract, Form A and Form B. Moreover, in September 1986 Pruco Life began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and accordingly such Contract will not become paid-up.

1. ORIGINAL CONTRACTS. If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less, see REQUIREMENTS FOR ISSUANCE OF A CONTRACT on page 6) regardless of the payment of additional premiums or the investment results of the selected investment options unless the Contract becomes paid-up. See WHEN A CONTRACT BECOMES PAID-UP, page
17. The death benefit does reflect a deduction for the amount of any Contract debt. See CONTRACT LOANS, page 23.


If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract fund value exceeds the applicable "tabular Contract fund value" for the Contract. The "tabular Contract fund value" for each Contract year is an amount that is slightly less than the Contract fund value that would result as of the end of such year if only scheduled premiums were paid, they were paid when due, the selected investment options earned a net return at a uniform rate of 4% per year, full mortality charges based upon the 1980 CSO Table were deducted, maximum sales load and expense charges were deducted, and there was no Contract debt. Each Contract contains a table that sets forth the tabular Contract fund value as of the end of each of the first 20 years of the Contract. Tabular Contract fund values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract fund equals the tabular Contract fund value. If, due to investment results greater than a net return of 4%, or to greater than scheduled premiums, or to smaller than maximum charges, the Contract fund value is a given amount greater than the tabular Contract fund value, the death benefit will be the face amount plus that excess amount.


If, due to investment results less favorable than a net return of 4%, the Contract fund value is less than the tabular Contract fund value, and the Contract nevertheless remains in force because scheduled premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract; however, this unfavorable investment experience must subsequently be offset before favorable investment results or greater than scheduled premiums will increase the death benefit. The death benefit will also reflect a deduction for the amount of any Contract debt. See CONTRACT LOANS, page 23.

A Contract owner may also increase or decrease the face amount of his or her Contract, subject to certain conditions. See INCREASES IN FACE AMOUNT, page 18 and DECREASES IN FACE AMOUNT, page 20.


2. REVISED CONTRACTS. Under the revised Contracts issued since September of 1986 in jurisdictions where all necessary approvals have been obtained, the death benefit will be calculated as follows. Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract fund. Under a Form B Contract, the death benefit will be the greater of
(1) the face amount plus the excess, if any, of the Contract fund over the tabular Contract fund value; or (2) the Contract fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract fund and the insured's attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.

------------------------------------      ------------------------------------
|          |         | INCREASE IN |      |          |         | INCREASE IN |
|          |         |  INSURANCE  |      |          |         |  INSURANCE  |
|   MALE   |   NET   |  AMOUNT PER |      |  FEMALE  |   NET   |  AMOUNT PER |
| ATTAINED | SINGLE | $1 INCREASE | | ATTAINED | SINGLE | $1 INCREASE | | AGE | PREMIUM | IN CONTRACT | | AGE | PREMIUM | IN CONTRACT |
|          |         |    FUND     |      |          |         |    FUND     |
|----------|---------|-------------|      |----------|---------|-------------|
|     5    | .09884  |    $10.12   |      |     5    | .08198  |    $12.20   |
|    25    | .18455  |    $ 5.42   |      |    25    | .15687  |    $ 6.37   |
|    35    | .25596  |    $ 3.91   |      |    35    | .21874  |    $ 4.57   |
|    55    | .47352  |    $ 2.11   |      |    55    | .40746  |    $ 2.45   |
|    65    | .60986  |    $ 1.64   |      |    65    | .54017  |    $ 1.85   |
------------------------------------      ------------------------------------


Whenever the death benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last 5 years will generally be allowed.

A Contract owner may also increase or decrease the face amount of his or her Contract, subject to certain conditions. See INCREASES IN FACE AMOUNT, page 18 and DECREASES IN FACE AMOUNT, page 20.

WHEN A CONTRACT BECOMES PAID-UP

Under the original Contracts, it is possible that favorable investment experience, either alone or in conjunction with greater than scheduled premium payments, will cause the Contract fund to increase to the point where no further payment of premiums is necessary to provide for the then existing death benefit for the remaining life of the insured. If this should occur, Pruco Life will notify the owner that no further premium payments need be paid. Pruco Life reserves the right to refuse to accept further premiums after the Contract becomes paid-up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid-up. See RIDERS, page
29. The revised Contracts will not become paid-up.

Once a Contract becomes paid-up, Pruco Life guarantees that the death benefit then in force will not be reduced by the investment experience of the investment options in which the Contract participates. The cash surrender value of a paid-up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under CHARGES AND EXPENSES, page 11) will not be made. The death benefit of a paid-up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid-up insurance that can be purchased with the Contract fund on that day, but never less than the guaranteed minimum amount.

As noted earlier, Contracts issued on insureds of 14 years of age or less include a special provision under which the face amount of insurance increases automatically to 150% of the initial face amount on the Contract anniversary after the insured reaches the age of 21. If a Contract would have been paid-up prior to that anniversary, Pruco Life, in anticipation of the increase in the face amount to 150% of the initial face amount, will, instead of declaring the Contract to be paid-up, increase the death benefit by the amount necessary to keep the Contract in force as a premium paying Contract. If this should occur, the increase in the death benefit on the Contract anniversary after the insured reaches the age of 21 will be smaller, in dollar amount, than the increase in the face amount of insurance.

FLEXIBILITY AS TO PAYMENT OF PREMIUMS


A significant feature of this Contract is that it permits the owner to pay greater than scheduled premiums. Conversely, payment of a scheduled premium need not be made if the Contract fund is sufficiently large to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT, page 20. In general, Pruco Life will accept any premium payment if the payment is at least $25. Pruco Life does reserve the right, however, to limit unscheduled premiums to a total of $10,000 in any Contract year; to refuse to accept premiums once a Contract becomes paid-up; and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The flexibility of premium payments provides Contract owners with different opportunities under the two forms of Contract. Greater than scheduled payments under an original version Form A Contract increase the Contract fund and make it more likely that the Contract will become paid-up. Greater than scheduled payments under an original version Form B Contract increase both the Contract fund and the death benefit, but it is less likely to become paid-up than a Form A Contract on which the same premiums are paid. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation. There may, however, be a disadvantage if substantial premiums are made. The federal income tax laws, discussed more fully under TAX TREATMENT OF CONTRACT BENEFITS, page 25, may impose an income tax, as well as a penalty tax, upon distributions to contract owners under life insurance contracts that are classified as Modified Endowment Contracts. This contract should not be so classified if the initial scheduled premiums are paid or even if additional premiums are paid that are not substantially higher, assuming no changes in benefits under the contract. It is possible, however, to make premium payments that are high enough to cause the Contract to fall into that classification. A Contract owner should consult with his or her own tax advisor and Pruco Life representative before making a large premium payment.


SURRENDER OF A CONTRACT

A Contract may be surrendered in whole or in part for its cash surrender value while the insured is living. Partial surrender involves splitting the Contract into two Contracts. One is surrendered for its cash surrender value; the other is continued in force on the same terms as the original Contract except that premiums and cash surrender values will be proportionately reduced based upon the reduction in the face amount of insurance. The Contract continued must have a face amount of insurance at least equal to the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 6. For paid-up Contracts, both the death benefit and the guaranteed minimum death benefit will be reduced. The death benefit immediately after the partial withdrawal must be at least equal to the minimum face amount applicable to the insured's Contract.


To surrender a Contract in whole or in part, the owner must deliver or mail it, together with a written request in a form that meets Pruco Life's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the date such request is received in the Service Office. Surrender of all or part of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 25.


WITHDRAWAL OF EXCESS CASH SURRENDER VALUE


An alternative to surrender or partial surrender of a Contract, available only before such Contracts become paid up, is a partial withdrawal of cash surrender value without splitting the Contract into two Contracts. A partial withdrawal may be made only if the following conditions are satisfied. The basic limiting condition is that a withdrawal may be made only to the extent that the cash surrender value plus any Contract loan exceeds the applicable tabular cash surrender value. (The "tabular cash surrender value" refers to the tabular Contract fund value minus any applicable surrender charges.) But because this excess over the applicable tabular cash surrender value may be made up in part by an outstanding Contract loan, there is a further condition that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. An owner may make no more than four such withdrawals in a Contract year, and there is a fee equal to the lesser of $15 or 2% for each such withdrawal. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the Contract charges. Upon request, Pruco Life will tell a Contract owner how much he or she may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 25.

Whenever a partial withdrawal is made, the death benefit payable will immediately be reduced, generally by the amount of the withdrawal. This will not change the guaranteed minimum amount of insurance under a Form B Contract (i.e., the face amount) or the amount of the scheduled premium that will be payable thereafter on such a Contract. Under a Form A Contract, however, the guaranteed minimum amount of insurance will be reduced by the amount of the partial withdrawal, and no partial withdrawal will be permitted under a Form A Contract if it would result in a new face amount of less than the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 6. It is important to note, however, that if the face amount is decreased at any time during the first 7 Contract years, there is a danger that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 25. Before making any withdrawal which causes a decrease in face amount a Contract owner should consult with his or her Pruco Life representative. In addition, the amount of the scheduled premiums due thereafter under a Form A Contract will be reduced to reflect the lower face amount of insurance. Since a withdrawal under a Form A Contract results in a decrease in the face amount of insurance, the Contract fund may be reduced, not only by the amount withdrawn but also by a proportionate part of any surrender charges then applicable, based upon the percentage reduction in face amount. Contract owners of a Form A Contract who make a partial withdrawal will be sent replacement Contract pages showing the new face amount, new tabular values and, if applicable, a new table of surrender charges.

Withdrawal of part of the cash surrender value increases the risk that the Contract fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if scheduled premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Pruco Life treats withdrawals as a return of premium.

INCREASES IN FACE AMOUNT

An attractive feature of this Contract is that an owner who wishes to increase the amount of his or her insurance may do so by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Pruco Life. An increase in face amount is in many ways similar to the purchase of a second Contract, but it differs in the following respects: the minimum permissible increase is $25,000 while the minimum for a new Contract is $60,000; monthly fees are lower because only a single $2.50 per month administrative charge is made rather than two; a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges; the monthly expense charge of $0.02 per $1,000 of face amount may be lower if the increase is to a face amount greater than $100,000; and, the Contract will lapse or become paid-up as a unit, unlike the case if two separate Contracts are purchased. These differences aside, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher scheduled premiums in exchange for greater insurance benefits.


A Contract owner may elect to increase the face amount of his or her Contract no earlier than the first anniversary of the Contract. The following conditions must be met: (1) The owner must ask for the increase in writing on an appropriate form meeting Pruco Life's needs. (2) The amount of the increase in face amount must be at least $25,000. (3) The insured must supply evidence of insurability for the increase satisfactory to Pruco Life. (4) If Pruco Life requests, the owner must send in the Contract to be suitably endorsed. (5) The Contract must be neither paid-up nor in default on the date the increase takes effect. (6) The owner must pay an appropriate premium at the time of the increase. (7) Pruco Life has the right to deny more than one increase in a Contract year. (8) If Pruco Life has, between the Contract date and the date that any requested increase in face amount will take effect, changed any of the bases on which benefits and charges are calculated under newly issued Contracts, Pruco Life has the right to deny the increase. An increase in face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a non-smoker, which provides lower current cost of insurance rates.

Upon an increase in face amount, Pruco Life will recompute the Contract's scheduled premiums, deferred sales and administrative charges, tabular values, and monthly deductions from the Contract fund. The Contract owner has a choice, limited only by applicable state law, as to whether the recomputation will be made as of the prior or next Contract anniversary. There will be a payment required on the date of increase; the amount of the payment will depend, in part, on which Contract anniversary the Contract owner selects for the recomputation. Pruco Life will tell the owner the amount of the required payment. It should also be noted that an increase in face amount may impact the status of the Contract as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 25. Therefore, before increasing the face amount, a Contract owner should consult with his or her own tax advisor and Pruco Life representative.


Provided the increase is approved, the new insurance will take effect once the proper forms, any medical evidence necessary to underwrite the additional insurance and any amount needed by the company have been received.


Pruco Life will supply the Contract owner with pages which show the increased face amount, the effective date of the increase, and the recomputed items described two paragraphs above. The pages will also describe how the increase in face amount affects the various provisions of the Contract, including a statement that, for the amount of the increase in face amount, the period stated in the Incontestability and Suicide provisions (see OTHER GENERAL CONTRACT PROVISIONS, page 28) will run from the effective date of the increase.


There will be assessed upon lapse or surrender following an increase in face amount the sum of (a) the deferred sales and administrative charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the deferred sales and administrative charges that would have been assessed if the increase in death benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered. All premiums paid after the increase will, for purposes of determining the deferred sales charge applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original scheduled premium and the increase in scheduled premiums. Because an increase in face amount triggers new contingent deferred sales and administrative charges, a Contract owner contemplating a total or partial surrender or a decrease in the face amount of insurance should not elect to increase the face amount of his or her Contract.

An increase in face amount will be treated comparably to the issuance of a new Contract for purposes of the non-guaranteed waiver of the 5% front-end sales load, described under item 2 of CHARGES AND EXPENSES on page 11. Thus, premiums paid after the increase will, for purposes of determining whether the 5% front-end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule just described. The waiver will apply with respect to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase. Thus, an owner considering an increase in face amount should be aware that such an increase will entail sales charges comparable to the purchase of a new Contract.


Each Contract owner who elects to increase the face amount of his or her Contract will receive a "free-look" right and a right to convert to a fixed-benefit contract, which rights will apply only to the increase in face amount, not the entire Contract. These rights are comparable to the rights afforded to a purchaser of a new Contract. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 6 and RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT INSURANCE POLICY, page 24. The "free-look" right would have to be exercised no later than 45 days after execution of the application for the increase or, if later, within 10 days after either receipt of the Contract as increased or receipt of the withdrawal right notice by the owner. Upon exercise of the "free-look" right, the owner will receive a refund in the amount of the aggregate premiums paid since the increase was requested and attributable to the increase, not the base Contract, as determined pursuant to the proportional premium allocation rule described above. There will be no adjustment for investment experience. Moreover, charges deducted since the increase will be recomputed as though no increase had been effected. The right to convert the increase in face amount to a fixed-benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased. There may be a cash payment required upon the exchange. See RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT INSURANCE POLICY, page 24.

DECREASES IN FACE AMOUNT


As explained earlier, a Contract owner may effect a partial surrender of a Contract (see SURRENDER OF A CONTRACT, page 17) or a partial withdrawal of excess cash surrender value (see WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page
18). A Contract owner also has the additional option of decreasing the face amount (which is also the guaranteed minimum death benefit) of his or her Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will thus be able to decrease their amount of insurance protection without decreasing their current cash surrender value. This will result in a decrease in the amount of future scheduled premiums and in the monthly deductions for the cost of insurance. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). The Contract's Contract fund value, however, will be reduced by deduction of a proportionate part of the then applicable contingent deferred sales and administrative charges, if any. Scheduled premiums for the Contract will also be proportionately reduced. The Contracts of owners who exercise the right to reduce face amount will be amended to show the new face amount, tabular values, scheduled premiums, monthly charges, and if applicable, the remaining contingent deferred sales and administrative charges.


The minimum permissible decrease is $10,000. No decrease will be permitted that causes the face amount of the Contract to drop below the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 6. No reduction will be permitted to the extent that it would cause the Contract to fail to qualify as "life insurance" for purposes of section 7702 of the Internal Revenue Code. If the face amount of a Contract in force on a Select Rating basis is reduced below $100,000, it is no longer eligible for the Select Rating.


It is important to note, however, that if the face amount is decreased there is a danger that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 25. Before making any withdrawal which causes a decrease in face amount, a Contract owner should consult with his or her own tax advisor and Pruco Life representative.


LAPSE AND REINSTATEMENT

The Contract has an advantageous feature that is not typically found in similar types of life insurance contracts. If scheduled premiums are paid on or before each due date or within the grace period after each due date, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract fund has decreased to zero or less. Therefore, unlike most similar types of life insurance contracts that lapse when the cash surrender value decreases to zero even if premiums are paid, this Contract ensures that as long as scheduled premiums are paid, insurance protection remains in effect.

In fact, even if a scheduled premium is not paid, the Contract will remain in force as long as the Contract fund on any Monthly date is equal to or greater than the tabular Contract fund value on the next Monthly date. This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than scheduled premiums.


However, if a scheduled premium is not paid, and the Contract fund is insufficient to keep the Contract in force, the Contract will go into default. Should this happen, Pruco Life will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS on page 25.


A Contract that has lapsed may be reinstated within 3 years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the Contract.


If a Contract does lapse, it may still provide some benefits. Those benefits are described under OPTIONS ON LAPSE, page 24.


WHEN PROCEEDS ARE PAID

Pruco Life will generally pay any death benefit, cash surrender value, loan proceeds or partial withdrawal within 7 days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in force as extended term insurance, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

LIVING NEEDS BENEFIT

Contract applicants may elect to add the LIVING NEEDS BENEFIT(sm) to their Contracts at issue. The benefit may vary state-by-state. It can generally be added only to Contracts of $50,000 or more.

Subject to state regulatory approval, the LIVING NEEDS BENEFIT allows the Contract owner to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for 6 months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

The LIVING NEEDS BENEFIT is available only to the extent regulatory approval has been obtained. If desired by a Contract owner, the benefit must be requested on the Contract's application. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.


The Contract owner should consider whether adding this settlement option is appropriate in his or her given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Health Insurance Portability and Accountability Act of 1996 excludes from income the LIVING NEEDS BENEFIT if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). Contract owners should consult a qualified tax advisor before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect a Contract owner's eligibility for certain government benefits or entitlements.


ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED
PREMIUMS

The following tables have been prepared to help show how values under the Contract change with investment performance of the Account. The tables assume that no portion of the Contract fund is allocated to the fixed-rate option or the Real Property Account. The tables illustrate how cash surrender values (reflecting the deduction of deferred sales load and administrative charges, if any) and death benefits of Contracts with the minimum scheduled premium issued on an insured of a given age would vary over time if the return on the assets held in the selected Series Fund portfolios were a uniform, gross, after tax, annual rate of 0%, 4%, 8% and 12%. The death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 4%, 8% and 12% but fluctuated over and under those averages throughout the years. The tables also provide information about the premiums payable on and after the premium change date. These tables reflect values under the revised Contracts. These values are also applicable to the original Contracts except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown on the table are not applicable to the original Contracts. Footnotes to the tables indicate when the values cease to be applicable to the original Contracts and when the original Contracts would become paid-up for a given return.

The death benefits and cash surrender values shown in the first two tables on pages T1 and T2 reflect Pruco Life's current charges. As explained earlier, Pruco Life makes monthly mortality charges that are generally lower than those based on the 1980 CSO Table. The values shown in the tables are calculated upon the assumption that Pruco Life will continue to use the mortality rates that it is currently using, even though it is permitted under the Contract to use the higher mortality charges specified in the 1980 CSO Table. Moreover, those tables reflect Pruco Life's current practice of waiving the front-end sales load of 5% after total premiums paid exceeds five scheduled annual premiums. See item 2 under CHARGES AND EXPENSES, page 11. The tables also reflect Pruco Life's current practice of increasing the Contract fund on a percentage basis based on the attained age of the insured. While Pruco Life does not currently intend to withdraw or modify these reductions in charges or additions to the Contract fund, it reserves the right to do so. The tables are not applicable to Contracts issued on a guaranteed issue basis or to Contracts where the risk classification is on a multiple life basis.

The death benefits and cash surrender values shown in the next two tables on pages T3 and T4 are calculated upon the assumption that the maximum mortality charges specified by the 1980 CSO Table are made throughout the life of the Contract, and reflect neither the waiver of the front-end sales load nor the monthly additions to the Contract fund that further reduce the cost of insurance charge.


The amounts shown for the death benefit and cash surrender value as of each Contract year reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross return of the portfolios. This is because the tables assume a total Series Fund expense ratio of 0.49% (taking into account the offsets described on page 5), and also reflect a daily mortality and expense risk charge to the Account equal to an effective annual charge of 0.6%. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.49% and will depend on which subaccounts are selected. Based on the above assumptions, gross annual rates of return of 0%, 4%, 8% and 12% thus correspond to approximate net annual rates of return of -1.09%, 2.91%, 6.91% and 10.91% and this fact is reflected in the column headings. The tables also reflect the fact that no charges for federal or state income taxes are currently made against the Account. If such a charge is made in the future, it will take a higher gross rate of return to produce net after-tax returns of -1.09%, 2.91%, 6.91% or 10.91% than it does now.


Upon request, Pruco Life will furnish a comparable illustration based on the proposed insured's age and sex (except where unisex rates apply) and on the guaranteed minimum death benefit or premium amount requested. Such an illustration will assume that the insured is in the preferred rating class (or, on request, a different rating class) and that the premium will be paid at the frequency chosen.

                                                            ILLUSTRATIONS

                                                            -------------

                                          VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                 FORM A -- FIXED DEATH BENEFIT
                                                  MALE PREFERRED ISSUE AGE 35
                                                $60,000 GUARANTEED DEATH BENEFIT
                                        $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                                               USING CURRENT SCHEDULE OF CHARGES

                                           Death Benefit (2)                                    Cash Surrender Value (2)
                           ---------------------------------------------------- ----------------------------------------------------
                                  Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
              Premiums                 Annual Investment Return of                         Annual Investment Return of
  End of    Accumulated    ---------------------------------------------------- ----------------------------------------------------
  Policy   at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross     12% Gross
   Year     Per Year (3)   (-1.09% Net)  (2.91% Net)  (6.91% Net)  (10.91% Net) (-1.09% Net)  (2.91% Net)  (6.91% Net)  (10.91% Net)
  ------   --------------  ------------  -----------  -----------  ------------ ------------  -----------  -----------  ------------
     1         $   577        $60,000      $60,000     $ 60,000      $ 60,000      $     0      $     0     $      0      $      0
     2         $ 1,177        $60,000      $60,000     $ 60,000      $ 60,000      $   226      $   274     $    323      $    375
     3         $ 1,801        $60,000      $60,000     $ 60,000      $ 60,000      $   527      $   621     $    720      $    825
     4         $ 2,450        $60,000      $60,000     $ 60,000      $ 60,000      $   820      $   974     $  1,141      $  1,322
     5         $ 3,125        $60,000      $60,000     $ 60,000      $ 60,000      $ 1,102      $ 1,330     $  1,586      $  1,870
     6         $ 3,827        $60,000      $60,000     $ 60,000      $ 60,000      $ 1,513      $ 1,832     $  2,197      $  2,616
     7         $ 4,557        $60,000      $60,000     $ 60,000      $ 60,000      $ 1,939      $ 2,363     $  2,864      $  3,453
     8         $ 5,317        $60,000      $60,000     $ 60,000      $ 60,000      $ 2,353      $ 2,899     $  3,561      $  4,361
     9         $ 6,106        $60,000      $60,000     $ 60,000      $ 60,000      $ 2,755      $ 3,439     $  4,291      $  5,350
    10         $ 6,927        $60,000      $60,000     $ 60,000      $ 60,000      $ 3,147      $ 3,984     $  5,057      $  6,428
    15         $11,553        $60,000      $60,000     $ 60,000      $ 60,000      $ 4,494      $ 6,416     $  9,258      $ 13,465
    20         $17,182        $60,000      $60,000     $ 60,000      $ 60,000      $ 5,426      $ 8,952     $ 15,035      $ 25,565
    25         $24,029        $60,000      $60,000     $ 60,000      $ 85,622      $ 5,694      $11,400     $ 23,034      $ 46,275
30 (Age 65)    $32,361        $60,000      $60,000     $ 60,000      $132,557      $ 4,924      $13,455     $ 34,384      $ 80,841
    35         $49,748        $60,000      $60,000     $ 74,482      $203,082      $16,904      $21,925     $ 50,556      $137,844
    40         $70,902        $60,000      $60,000     $ 97,318      $310,266      $27,908      $31,137     $ 72,424      $230,900
    45         $96,639        $60,000      $60,000     $126,761      $475,643      $38,160      $41,626     $101,578      $381,151

----------------

(1)  If premiums are paid more frequently than annually, the initial payments would be $284.80 semi-annually, $145.40 quarterly or
     $50 monthly. The ultimate payments would be $1,775.20 semi-annually, $897.80 quarterly or $302.60 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3)  Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the
     Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up. For a hypothetical gross investment return of 0%, the second Scheduled Premium will be $3,399.91. For a gross return of 4%, the second Scheduled Premium will be $1,842.04. For a gross return of 8%, the second Scheduled Premium will be $554.80. For a gross return of 12%, the second Scheduled Premium will be $554.80. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES
OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT
YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR
ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                 T1


                                            VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                  FORM B -- VARIABLE DEATH BENEFIT
                                                     MALE PREFERRED ISSUE AGE 35
                                                  $60,000 GUARANTEED DEATH BENEFIT
                                          $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                                                  USING CURRENT SCHEDULE OF CHARGES

                                           Death Benefit (2)                                    Cash Surrender Value (2)
                           ---------------------------------------------------- ----------------------------------------------------
                                  Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
              Premiums                 Annual Investment Return of                         Annual Investment Return of
  End of    Accumulated    ---------------------------------------------------- ----------------------------------------------------
  Policy   at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross     12% Gross
   Year     Per Year (3)   (-1.09% Net)  (2.91% Net)  (6.91% Net)  (10.91% Net) (-1.09% Net)  (2.91% Net)  (6.91% Net)  (10.91% Net)
  ------   --------------  ------------  -----------  -----------  ------------ ------------  -----------  -----------  ------------
     1        $    577        $60,000      $60,016     $ 60,033      $ 60,050      $     0      $     0      $     0      $      0
     2        $  1,177        $60,000      $60,031     $ 60,081      $ 60,132      $   225      $   273      $   322      $    373
     3        $  1,801        $60,000      $60,048     $ 60,147      $ 60,251      $   526      $   619      $   718      $    823
     4        $  2,450        $60,000      $60,066     $ 60,232      $ 60,413      $   818      $   971      $ 1,138      $  1,318
     5        $  3,125        $60,000      $60,086     $ 60,340      $ 60,622      $ 1,100      $ 1,327      $ 1,581      $  1,863
     6        $  3,827        $60,000      $60,137     $ 60,500      $ 60,916      $ 1,511      $ 1,827      $ 2,190      $  2,606
     7        $  4,557        $60,000      $60,193     $ 60,689      $ 61,273      $ 1,936      $ 2,357      $ 2,854      $  3,438
     8        $  5,317        $60,000      $60,254     $ 60,910      $ 61,702      $ 2,350      $ 2,892      $ 3,547      $  4,340
     9        $  6,106        $60,000      $60,322     $ 61,164      $ 62,211      $ 2,752      $ 3,430      $ 4,272      $  5,319
    10        $  6,927        $60,000      $60,398     $ 61,457      $ 62,810      $ 3,143      $ 3,972      $ 5,032      $  6,385
    15        $ 11,553        $60,000      $61,166     $ 63,956      $ 68,075      $ 4,509      $ 6,407      $ 9,197      $ 13,316
    20        $ 17,182        $60,000      $62,460     $ 68,351      $ 78,503      $ 5,465      $ 8,921      $14,812      $ 24,964
    25        $ 24,029        $60,000      $64,663     $ 75,649      $ 97,961      $ 5,761      $11,252      $22,238      $ 44,549
30 (Age 65)   $ 32,361        $60,510      $68,399     $ 87,302      $133,008      $ 5,010      $12,899      $31,802      $ 77,508
    35        $ 51,884        $62,448      $68,227     $ 89,837      $195,651      $16,750      $22,529      $44,139      $132,800
    40        $ 75,637        $63,521      $69,177     $ 97,040      $300,408      $27,131      $32,787      $60,650      $223,563
    45        $104,537        $64,227      $71,826     $111,244      $462,718      $35,966      $43,564      $82,982      $370,794

----------------

(1)  If premiums are paid more frequently than annually, the initial payments would be $284.80 semi-annually, $145.40 quarterly or
     $50 monthly. The ultimate payments would be $1,775.20 semi-annually, $897.80 quarterly or $302.60 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3)  Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the
     Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up. For a hypothetical gross investment return of 0%, the second Scheduled Premium will be $3,401.07. For a gross return of 4%, the second Scheduled Premium will be $2,221.30. For a gross return of 8%, the second Scheduled Premium will be $554.80. For a gross return of 12%, the second Scheduled Premium will be $554.80. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES
OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT
YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR
ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                 T2


                                            VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                    FORM A -- FIXED DEATH BENEFIT
                                                     MALE PREFERRED ISSUE AGE 35
                                                  $60,000 GUARANTEED DEATH BENEFIT
                                          $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                                                  USING MAXIMUM CONTRACTUAL CHARGES

                                           Death Benefit (2)                                    Cash Surrender Value (2)
                           ---------------------------------------------------- ----------------------------------------------------
                                  Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
              Premiums                 Annual Investment Return of                         Annual Investment Return of
  End of    Accumulated    ---------------------------------------------------- ----------------------------------------------------
  Policy   at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross     12% Gross
   Year     Per Year (3)   (-1.09% Net)  (2.91% Net)  (6.91% Net)  (10.91% Net) (-1.09% Net)  (2.91% Net)  (6.91% Net)  (10.91% Net)
  ------   --------------  ------------  -----------  -----------  ------------ ------------  -----------  -----------  ------------
     1        $    577        $60,000      $60,000      $60,000      $ 60,000       $    0      $     0      $     0      $      0
     2        $  1,177        $60,000      $60,000      $60,000      $ 60,000       $  184      $   231      $   279      $    328
     3        $  1,801        $60,000      $60,000      $60,000      $ 60,000       $  460      $   550      $   645      $    746
     4        $  2,450        $60,000      $60,000      $60,000      $ 60,000       $  723      $   869      $ 1,028      $  1,202
     5        $  3,125        $60,000      $60,000      $60,000      $ 60,000       $  970      $ 1,186      $ 1,428      $  1,698
     6        $  3,827        $60,000      $60,000      $60,000      $ 60,000       $1,312      $ 1,611      $ 1,955      $  2,350
     7        $  4,557        $60,000      $60,000      $60,000      $ 60,000       $1,664      $ 2,058      $ 2,524      $  3,075
     8        $  5,317        $60,000      $60,000      $60,000      $ 60,000       $1,996      $ 2,498      $ 3,109      $  3,852
     9        $  6,106        $60,000      $60,000      $60,000      $ 60,000       $2,309      $ 2,931      $ 3,711      $  4,686
    10        $  6,927        $60,000      $60,000      $60,000      $ 60,000       $2,601      $ 3,355      $ 4,328      $  5,582
    15        $ 11,553        $60,000      $60,000      $60,000      $ 60,000       $3,150      $ 4,728      $ 7,108      $ 10,690
    20        $ 17,182        $60,000      $60,000      $60,000      $ 60,000       $2,886      $ 5,514      $10,234      $ 18,658
    25        $ 24,029        $60,000      $60,000      $60,000      $ 60,000       $1,284      $ 5,066      $13,432      $ 31,500
30 (Age 65)   $ 32,361        $60,000      $60,000      $60,000      $ 85,420       $    0      $ 2,288      $16,235      $ 52,094
    35        $ 58,960        $60,000      $60,000      $60,000      $122,416       $3,958      $11,137      $28,064      $ 83,091
    40        $ 91,322        $60,000      $60,000      $60,075      $173,275       $6,104      $18,472      $44,708      $128,951
    45        $130,695        $60,000      $60,000      $83,553      $243,785       $    0      $22,502      $66,954      $195,355

(1)  If premiums are paid more frequently than annually, the payments would be $284.80 semi-annually, $145.40 quarterly or $50 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3)  Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the
     Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up. For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,477.40; for a gross return of 4% the premium after age 65 will be $3,477.40; for a gross return of 8% the premium after age 65 will be $2,226.73; for a gross return of 12%
     the premium after age 65 will be $554.80. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES
OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT
YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR
ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                 T3


                                            VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                  FORM B -- VARIABLE DEATH BENEFIT
                                                     MALE PREFERRED ISSUE AGE 35
                                                  $60,000 GUARANTEED DEATH BENEFIT
                                          $554.80 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                                                  USING MAXIMUM CONTRACTUAL CHARGES

                                           Death Benefit (2)                                    Cash Surrender Value (2)
                           ---------------------------------------------------- ----------------------------------------------------
                                  Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
              Premiums                 Annual Investment Return of                         Annual Investment Return of
  End of    Accumulated    ---------------------------------------------------- ----------------------------------------------------
  Policy   at 4% Interest    0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross     12% Gross
   Year     Per Year (3)   (-1.09% Net)  (2.91% Net)  (6.91% Net)  (10.91% Net) (-1.09% Net)  (2.91% Net)  (6.91% Net)  (10.91% Net)
  ------   --------------  ------------  -----------  -----------  ------------ ------------  -----------  -----------  ------------
     1        $    577        $60,000      $60,000      $60,013      $ 60,030       $    0      $     0      $     0      $      0
     2        $  1,177        $60,000      $60,000      $60,036      $ 60,085       $  183      $   230      $   278      $    327
     3        $  1,801        $60,000      $60,000      $60,072      $ 60,172       $  459      $   548      $   643      $    743
     4        $  2,450        $60,000      $60,000      $60,120      $ 60,292       $  721      $   866      $ 1,025      $  1,197
     5        $  3,125        $60,000      $60,000      $60,182      $ 60,450       $  967      $ 1,182      $ 1,423      $  1,691
     6        $  3,827        $60,000      $60,000      $60,258      $ 60,649       $1,310      $ 1,607      $ 1,948      $  2,339
     7        $  4,557        $60,000      $60,000      $60,350      $ 60,895       $1,661      $ 2,053      $ 2,515      $  3,060
     8        $  5,317        $60,000      $60,000      $60,459      $ 61,192       $1,993      $ 2,492      $ 3,096      $  3,830
     9        $  6,106        $60,000      $60,000      $60,585      $ 61,546       $2,306      $ 2,924      $ 3,693      $  4,654
    10        $  6,927        $60,000      $60,000      $60,731      $ 61,963       $2,599      $ 3,348      $ 4,306      $  5,538
    15        $ 11,553        $60,000      $60,000      $61,786      $ 65,240       $3,148      $ 4,719      $ 7,027      $ 10,481
    20        $ 17,182        $60,000      $60,000      $63,510      $ 71,379       $2,884      $ 5,503      $ 9,971      $ 17,840
    25        $ 24,029        $60,000      $60,000      $66,056      $ 82,021       $1,281      $ 5,052      $12,644      $ 28,609
30 (Age 65)   $ 32,361        $60,000      $60,000      $69,517      $ 99,598       $    0      $ 2,269      $14,017      $ 44,098
    35        $ 58,960        $60,000      $60,000      $72,204      $117,021       $3,955      $11,094      $26,506      $ 71,324
    40        $ 91,322        $60,000      $60,000      $77,694      $153,188       $6,101      $18,408      $41,304      $114,002
    45        $130,695        $60,000      $60,000      $87,111      $221,243       $    0      $22,391      $58,849      $177,291

----------------

(1)  If premiums are paid more frequently than annually, the payments would be $284.80 semi-annually, $145.40 quarterly or $50 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

(3)  Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the
     Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up. For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,477.40; for a gross return of 4% the premium after age 65 will be $3,477.40; for a gross return of 8% the premium after age 65 will be $2,947.35; for a gross return of 12%
     the premium after age 65 will be $1,272.04. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, AND RATES
OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT
YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUCO LIFE OR THE SERIES FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR
ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                 T4

CONTRACT LOANS

The Contract owner may borrow from Pruco Life up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value of a Contract is 90% of an amount equal to its Contract fund, reduced by any charges due upon surrender. However, Pruco Life will, on a non-contractual basis (contractual in Texas), increase the loan value by permitting a Contract owner to borrow up to 100% of the portion of the Contract fund attributable to the fixed-rate option (or any portion of the Contract fund attributable to a prior loan supported by the fixed-rate option), reduced by any charges due upon surrender. The minimum amount that may be borrowed at any one time is $500 unless the loan is used to pay premiums on the Contract.

Under one of the loan provisions available under this Contract, interest charged on a loan accrues daily at a fixed effective annual rate of 5.5%. However, if a Contract owner so desires, and if Pruco Life has received any required approvals from the regulatory officials in the state or other jurisdiction in which the Contract is to be issued, the Contract owner may elect at the time of issuance of the Contract to have a different loan provision in the Contract under which the interest rate will vary from time to time.


If an owner elects the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Pruco Life determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary; (2) 5%; or (3) any rate required by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 1997 ranged from 7.03% to 7.99%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The term "Contract debt" means the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt exceeds the cash surrender value, Pruco Life will notify the Contract owner of its intent to terminate the Contract in 61 days, within which time the owner may repay all or enough of the loan to keep the Contract in force for a limited time. If the Contract owner fails to keep the Contract in force, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See LAPSE AND REINSTATEMENT, page 20 and TAX TREATMENT OF CONTRACT BENEFITS - PRE-DEATH DISTRIBUTIONS, page 26.

When a loan is made, an amount equal to the loan proceeds will be transferred out of the applicable investment option[s]. The reduction will generally be made in the same proportions as the value in each investment option bears to the total value of the Contract. While a fixed-rate loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract fund but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment option[s]. While a loan made pursuant to the variable loan interest rate provision is outstanding, the amount that was transferred is credited with a rate which is less than the loan interest rate for the Contract year by no more than 1.5%, rather than with the actual rate of return of the subaccount[s], the fixed-rate option or the Real Property Account. Currently, Pruco Life credits such amounts with a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time when Pruco Life fixes a new rate, the new interest rate will apply.


A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value otherwise payable. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 25.


A loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on the death benefit because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.


Consider the Form A Contract issued on a 35 year old male insured illustrated in the table on page T1 with an 8% gross investment return. Assume a $2,000 (5.5%) fixed-rate loan was made under this Contract at the end of Contract year 8 and repaid at the end of Contract year 10 and loan interest was paid when due. Upon repayment, the cash surrender value would be $4,918.80. This amount is lower than the cash surrender value shown on that page for the end of Contract year 10 because the loan amount was credited with the 4% assumed rate of return rather than the 6.91% net return for the designated subaccount[s] resulting from the 8% gross return in the underlying Series Fund.


REPORTS TO CONTRACT OWNERS

Once each Contract year (except where the Contract is in force as fixed extended term insurance), Contract owners will be sent statements that provide certain information pertinent to their own Contract. These statements detail values and transactions made and specific Contract data that apply only to each particular Contract. On request, a Contract owner will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

Contract owners will also be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each.

OPTIONS ON LAPSE

If a Contract lapses because the necessary premium has not been paid before the end of the grace period, some life insurance coverage may continue in effect or the owner may choose to surrender the Contract for its cash surrender value.

1. FIXED EXTENDED TERM INSURANCE. With two exceptions explained below, if the owner does not communicate at all with Pruco Life, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract debt on that date. The amount will not change while the insurance stays in force. This benefit is known as extended term insurance. If the owner requests, he or she will be told in writing how long the insurance will be in effect. Extended term insurance has a cash surrender value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.


2. VARIABLE REDUCED PAID-UP INSURANCE. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier. See WHEN A CONTRACT BECOMES PAID-UP, page 17. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See CONTRACT LOANS, page 23. Acquisition of reduced paid-up insurance may result in the Contract becoming a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 25.


As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life's needs, within three months of the date of default; it will be available to such owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.


3. PAYMENT OF CASH SURRENDER VALUE. The owner can receive the cash surrender value by surrendering the Contract and making a written request in a form that meets Pruco Life's needs. If Pruco Life receives the request after the 61-day grace period has expired, the cash surrender value will be the net value of any extended term insurance then in force, or the net value of any reduced paid-up insurance then in force, less any Contract debt. Surrender of the Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 25.


RIGHT TO EXCHANGE A CONTRACT FOR A FIXED-BENEFIT INSURANCE POLICY

1. ORIGINAL CONTRACTS. At any time during the first 24 months after a Contract is issued, so long as the Contract is not in default, the owner may exchange it for an APPRECIABLE LIFE insurance policy on the insured's life issued by Pruco Life. This is a general account, universal-life type policy with guaranteed minimum values. No evidence of insurability will be required to make an exchange. The new policy's premium and death benefit will be the same as the original Contract's on the date of exchange. The new policy will also have the same issue date and risk classification for the insured as the original Contract. If the Contract fund value under the original Contract is greater than the tabular Contract fund value under the new policy, the difference will be credited to the Contract owner and carried over to the new policy. If the Contract fund value under the original Contract is less than the tabular Contract fund value under the new policy, a cash payment will be required from the exchanging owner.

The exchange will be effective when Pruco Life receives a written request in a form that meets its needs. Any outstanding Contract debt must be repaid on or before the effective date of the exchange.

The Contract owner may also exchange the Contract for an APPRECIABLE LIFE policy according to procedures meeting applicable state insurance law requirements if the Series Fund or one of its portfolios has a material change in its investment policy. The Company, in conjunction with the Arizona Director of Insurance, will determine if a change in investment policy is material. The Contract owner will be able to exchange within 60 days of receipt of notice of such a material change or of the effective date of the change, whichever is later.

2. REVISED CONTRACTS. Under the revised Contracts, the only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract owners to transfer their entire Contract fund to the fixed-rate option at any time within the first 2 years from issue (or within 2 years of any increase in face amount with respect to the amount of the increase) without regard to the otherwise applicable limit of four transfers per year. See TRANSFERS, page 10. This conversion right will also be provided if the Series Fund or one of its portfolios has a material change in its investment policy, as explained above. Generally, there is no right to exchange for an APPRECIABLE LIFE contract.

SALE OF THE CONTRACT AND SALES COMMISSIONS


Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than 50% of the scheduled premiums for the first year, no more than 12% of the scheduled premiums for the second, third, and fourth years, no more than 3% of the scheduled premiums for the fifth through tenth years, and no more than 2% of the scheduled premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than 3 years of service may be paid on a different basis. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract will be eligible for additional compensation.


Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described in items 5 and 7 under CHARGES AND EXPENSES, page 11.

TAX TREATMENT OF CONTRACT BENEFITS

Each prospective purchaser is urged to consult a qualified tax advisor. The following discussion is not intended as tax advice, and it is not a complete statement of what the effect of federal income taxes will be under all circumstances. Rather, it provides information about how Pruco Life believes the tax laws apply in the most commonly occurring circumstances. There is no guarantee, however, that the current federal income tax laws and regulations or interpretations will not change.

TREATMENT AS LIFE INSURANCE. The Contract will be treated as "life insurance," as long as it satisfies certain definitional tests set forth in sections 7702 of the Internal Revenue Code (the "Code") and as long as the underlying investments for the Contract satisfy diversification requirements under section 817(h) of the Code. (For further detail on diversification requirements, see DIVIDENDS, DISTRIBUTIONS, AND TAXES in the attached prospectus for the Series Fund.)

Pruco Life believes that it has taken adequate steps to cause the Contract to be treated as life insurance for tax purposes. This means that: (1) except as noted below, the Contract owner should not be taxed on any part of the Contract fund, including additions attributable to interest, dividends or appreciation until amounts are distributed under the Contract; and (2) the death benefit should be excludible from the gross income of the beneficiary under section 101(a) of the Code.

However, section 7702 of the Code which defines life insurance for tax purposes gives the Secretary of the Treasury authority to prescribe regulations to carry out the purposes of the section. In this regard, proposed regulations governing mortality charges were issued in 1991 and proposed regulations relating to the definition of life insurance were issued in 1992. None of these proposed regulations has yet been finalized. Additional regulations under section 7702 may also be promulgated in the future. Moreover, in connection with the issuance of temporary regulations under section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or rulings under section 817(d) relating to the definition of a variable contract.

Pruco Life intends to comply with final regulations issued under sections 7702 and 817. Therefore, it reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made only after advance written notice to affected Contract owners.

PRE-DEATH DISTRIBUTIONS. The taxation of pre-death distributions depends on whether the Contract is classified as a Modified Endowment Contract. The following discussion first deals with distributions under Contracts not so classified, and then with Modified Endowment Contracts.

1. A surrender or lapse of the Contract may have tax consequences. Upon surrender, the owner will not be taxed on the cash surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior withdrawals. The amount of any unpaid Contract debt will, upon surrender or lapse, be added to the cash surrender value and treated, for this purpose, as if it had been received. Any loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any income payment settlement option.

     A withdrawal (or partial surrender) generally is not taxable unless it exceeds total premiums paid to the date of withdrawal less the untaxed portion of any prior withdrawals. However, under certain limited circumstances, in the first 15 Contract years all or a portion of a withdrawal may be taxable if the Contract fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid to date.

     Extra premiums for optional benefits and riders generally do not count in computing gross premiums paid, which in turn determines the extent to which a withdrawal might be taxed.

     Loans received under the Contract will ordinarily be treated as indebtedness of the owner and will not be considered to be distributions subject to tax.

2. Some of the above rules are changed if the Contract is classified as a Modified Endowment Contract under section 7702A of the Code. It is possible for this Contract to be classified as a Modified Endowment Contract under at least two circumstances: premiums in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). Moreover, the addition of a rider or the increase in the face amount of insurance after the Contract date may have an impact on the Contract's status as a Modified Endowment Contract. Contract owners contemplating any of these steps should first consult a qualified tax advisor and their Pruco Life representative.

     If the Contract is classified as a Modified Endowment Contract, then pre-death distributions, including loans and withdrawals, are includible in income to the extent that the Contract fund prior to surrender charges exceeds the gross premiums paid for the Contract increased by the amount of any loans previously includible in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. These rules may also apply to pre-death distributions, including loans, made during the 2-year period prior to the Contract becoming a Modified Endowment Contract.

     In addition, pre-death distributions from such Contracts (including full surrenders) will be subject to a penalty of 10 percent of the amount includible in income unless the amount is distributed on or after age
     59 1/2, on account of the taxpayer's disability or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by nonnatural persons such as corporations.

     Under certain circumstances, the Code requires two or more Modified Endowment Contracts issued during a calendar year period to be treated as a single contract for purposes of applying the above rules.

WITHHOLDING

The taxable portion of any amounts received under the Contract will be subject to withholding to meet federal income tax obligations if the Contract owner fails to elect that no taxes be withheld or in certain other circumstances. Contract owners who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. All recipients may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments of such amount are not sufficient.

OTHER TAX CONSIDERATIONS. Transfer of the Contract to a new owner or assignment of the Contract may have gift, estate and/or income tax consequences depending on the circumstances. In the case of a transfer of the Contract for a valuable consideration, the death benefit may be subject to federal income taxes under section 101(a)(2) of the Code. In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under section 2601 of the Code.


In certain circumstances, deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied under section 163 of the Code as personal interest or under section 264 of the Code. Contract owners should consult his or her own tax advisor regarding the application of these provisions to their circumstances.


Business-owned life insurance is subject to additional rules. Section 264(a)(1) of the Code generally precludes business Contract owners from deducting premium payments. The Health Insurance Portability and Accountability Act of 1996 generally disallows tax deductions for interest on Contract debt on a business-owned insurance policy effective (with certain transitional rules) for interest paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on such loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The Code also imposes an indirect tax upon additions to the Contract fund or the receipt of death benefits under business-owned life insurance policies under certain circumstances by way of the corporate alternative minimum tax.


The individual situation of each Contract owner or beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if the owner or insured dies.

CONTRACTS ISSUED IN CONNECTION WITH TAX-QUALIFIED PENSION PLANS


The Contracts may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. Such Contracts may be issued with a minimum face amount of $25,000, and increases and decreases in face amount may be effected in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums under such Contracts will be the same for male and female insureds of a particular age and underwriting classification. Illustrations reflecting such premiums and charges will be given to purchasers of Contracts issued in connection with qualified plans. Only certain of the riders normally available with the Contracts are available to Contracts issued in connection with qualified plans. See RIDERS, page 29. Moreover, variable reduced paid-up insurance and payment of cash surrender value are the only options on lapse available to Contracts issued in connection with qualified plans. See OPTIONS ON LAPSE, page 24. Finally, Contracts issued in connection with qualified plans may not invest in the Real Property Account.


Prior to purchase of a Contract in connection with a qualified plan, the applicable tax rules relating to such plans and life insurance thereunder should be examined in consultation with a qualified tax advisor.

THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUCO LIFE HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

As explained earlier, a Contract owner may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to a fixed-rate option, and the amount so allocated or transferred becomes part of Pruco Life's general assets. Sometimes this is referred to as Pruco Life's general account, which consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year. Thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Pruco Life reserves the right to change this practice. Pruco Life is not obligated to credit interest at a higher rate than 4%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract fund allocated to the fixed-rate option. On request, a Contract owner will be advised of the interest rates that currently apply to his or her Contract.


Transfers from the fixed-rate option are subject to strict limits. (See TRANSFERS, page 10). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months (see WHEN PROCEEDS ARE PAID, page 20).


LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits under Contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisors to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Pruco Life may offer the Contract with unisex mortality rates to such prospective purchasers.

OTHER GENERAL CONTRACT PROVISIONS

BENEFICIARY. The beneficiary is designated and named in the application by the Contract owner. Thereafter, the owner may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. After the Contract has been in force during the insured's lifetime for 2 years from the Contract date or, with respect to any change in the Contract that requires Pruco Life's approval and could increase its liability, after the change has been in effect during the insured's lifetime for 2 years from the effective date of the change, Pruco Life will not contest its liability under the Contract in accordance with its terms.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within 2 years from the Contract date, Pruco Life will pay no more under the Contract than the sum of the premiums paid.

If the insured, whether sane or insane, dies by suicide within 2 years from the effective date of an increase in the face amount of insurance, Pruco Life will pay, with respect to the amount of the increase, no more than the sum of the scheduled premiums attributable to the increase.

ASSIGNMENT. This Contract may not be assigned if such assignment would violate any federal, state or local law or regulation. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at one of its Home Offices.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

RIDERS

Contract owners may be able to obtain extra fixed benefits which may require an additional premium. These benefits will be described in what is known as a "rider" to the Contract. Charges for riders will be taken out of the Contract's Contract fund on each Monthly date. One rider pays an additional amount if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life representative authorized to sell the Contract can explain these riders further. Samples of the provisions are available from Pruco Life upon written request.

Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased. If this rider is purchased, even the original Contract will not become paid-up, although, if the Contract fund becomes sufficiently large, a time may come when Pruco Life will have the right to refuse to accept further premiums. See WHEN A CONTRACT BECOMES PAID-UP, page 17.

Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met.

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Pruco Life is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Pruco Life will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Series Fund in its own right, it may elect to do so.

Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The number of Series Fund shares for which instructions may be given by a Contract owner is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each Contract owner may give Pruco Life instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

SUBSTITUTION OF SERIES FUND SHARES

Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of such substitution.

STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS


The financial statements included in this prospectus for the years ended December 31, 1997 and December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements included in this prospectus for the year ended December 31, 1995 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.

On March 12, 1996, Deloitte & Touche LLP was replaced as the independent accountants of Pruco Life. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make reference to the matter in their reports.


Actuarial matters included in this prospectus have been examined by Pamela A. Schiz, FSA, MAAA, Actuarial Director of Prudential, whose opinion is filed as an exhibit to the registration statement.

LITIGATION

Several actions have been brought against Pruco Life alleging that Pruco Life and its agents engaged in improper life insurance sales practices. Prudential has agreed to indemnify Pruco Life for losses, if any, resulting from such litigation. No other significant litigation is being brought against Pruco Life that would have a material effect on its financial position.


YEAR 2000 COMPLIANCE

The services provided to the Contract owners by Pruco Life and Prusec depend on the smooth functioning of their respective computer systems. The year 2000, however, holds the potential for a significant disruption in the operation of these systems. Many computer programs cannot distinguish the year 2000 from the year 1900 because of the way in which dates are encoded. Left uncorrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly that in turn could compromise the integrity of business records and lead to serious interruption of business processes.

Prudential, Pruco Life and Prusec's ultimate corporate parent, identified this issue as a critical priority in 1995 and has established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide conversion and upgrading of systems for "Year 2000" compliance. Prudential has also initiated an analysis of potential exposure that could result from the failure of major service providers such as suppliers, custodians and brokers, to achieve Year 2000 compliance. Prudential expects to complete its adaptation, testing and certification of software for Year 2000 compliance by December 31, 1998. During 1999, Prudential plans to conduct additional internal testing, to participate in securities industry-wide test efforts and to complete major service provider analysis and contingency planning.

The expenses of Prudential's Year 2000 compliance are allocated across its various businesses, including those businesses not engaged in providing services to Contract owners. Accordingly, while the expense is substantial in the aggregate, it is not expected to have a material impact on Pruco Life's abilities to meet its contractual commitments to Contract owners.

Prudential believes that it is well positioned to achieve the necessary modifications and mitigate Year 2000 risks. However, if such efforts are not completed on a timely basis, the Year 2000 issue could have a material adverse impact on Prudential's operations, those of its subsidiary and affiliate companies and/or the Account. Moreover, there can be no assurance that the measures taken by Prudential's external service providers will be sufficient to avoid any material adverse impact on Prudential's operations or those of its subsidiary and affiliate companies.


ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life's office. The address and telephone number are set forth on the cover of this prospectus.

FINANCIAL STATEMENTS

The consolidated financial statements of Pruco Life and subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                             DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Chairman and Director. -- Senior Vice President and Chief Actuary, Prudential Individual Insurance Group since 1997; 1995 to 1997:
President of Prudential Select; Prior to 1995: Chief Operating Officer of Prudential Select.

WILLIAM M. BETHKE, Director. -- Chief Investment Officer since 1997; Prior to 1997: President, Prudential Capital Markets Group.

IRA J. KLEINMAN, Director. -- Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; Prior to 1995:
President, Prudential Select.

MENDEL A. MELZER, Director. -- Chief Investment Officer, Mutual Funds and Annuities, Prudential Investments since 1996; 1995 to 1996: Chief Financial Officer of the Money Management Group of Prudential; Prior to 1995: Senior Vice President and Chief Financial Officer of Prudential Preferred Financial Services.

ESTHER H. MILNES, President and Director. -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; Prior to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services.

I. EDWARD PRICE, Vice Chairman and Director. -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; Prior to 1995: Chief Executive Officer, Prudential International Insurance.

KIYOFUMI SAKAGUCHI, Director. -- President, Prudential International Insurance Group since 1995; Prior to 1995: Chairman and Chief Executive Officer, The Prudential Life Insurance Co., Ltd.

                         OFFICERS WHO ARE NOT DIRECTORS

SUSAN L. BLOUNT, Secretary.--Vice President and Secretary of Prudential since 1995; Prior to 1995: Assistant General Counsel for Prudential Residential Services Company.

C. EDWARD CHAPLIN, Treasurer. -- Vice President and Treasurer of Prudential since 1995; Prior to 1995: Managing Director and Assistant Treasurer of Prudential.

JAMES C. DROZANOWSKI, Senior Vice President. -- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996:
President and Chief Executive Officer of Chase Manhattan Bank; Prior to 1995:
Vice President, North America Customer Services, Chase Manhattan Bank.

CLIFFORD E. KIRSCH, Chief Legal Officer. -- Chief Counsel, Variable Products, Law Department of Prudential since 1995; Prior to 1995: Associate General Counsel with Paine Webber.

FRANK P. MARINO, Senior Vice President. -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services.

EDWARD A. MINOGUE, Senior Vice President. -- Vice President, Annuity Services, Prudential Investments since 1997; Prior to 1997: Director, Merrill Lynch.

JAMES M. SCHLOMANN, Vice President, Comptroller & Chief Accounting Officer. -- Vice President & Associate Comptroller, Prudential since 1997; Prior to 1997:
Senior Executive Vice President & CFO, USLife Corp.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary. -- Vice President and Associate Actuary, Prudential.

JAMES A. TIGNANELLI, Senior Vice President. -- Vice President, Compliance, Prudential Individual Insurance since 1996; Prior to 1996: Vice President Field Operations.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.

                             FINANCIAL STATEMENTS OF
                  THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1997


                                                                                       SUBACCOUNTS
                                                    -------------------------------------------------------------------------------
                                                        MONEY        DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                                                        MARKET           BOND           EQUITY          MANAGED          BALANCED
                                                    -------------------------------------------------------------------------------
ASSETS
  Investment in shares of The Prudential Series
  Fund, Inc.
   Portfolios at net asset value [Note 3].........  $  48,803,647   $  70,891,889   $ 815,332,832   $ 1,135,464,709   $ 572,401,588
  Receivable from Pruco Life Insurance Company
   [Note 2].........................................            0           8,800               0                 0         119,717
                                                    -------------   -------------   -------------   ---------------   -------------
   Net Assets...................................... $  48,803,647   $  70,900,689   $ 815,332,832   $ 1,135,464,709   $ 572,521,305
                                                    =============   =============   =============   ===============   =============

NET ASSETS, representing:
  Equity of Contract owners........................ $  47,134,860   $  70,900,689   $ 815,139,674   $ 1,135,308,440   $ 572,521,305
  Equity of Pruco Life Insurance Company...........     1,668,787               0         193,158           156,269               0
                                                    -------------   -------------   -------------   ---------------   -------------
                                                    $  48,803,647   $  70,900,689   $ 815,332,832   $ 1,135,464,709   $ 572,521,305
                                                    =============   =============   =============   ===============   =============

STATEMENTS OF OPERATIONS
For the year ended December 31, 1997


                                                                                       SUBACCOUNTS
                                                     ------------------------------------------------------------------------------
                                                         MONEY        DIVERSIFIED                       FLEXIBLE       CONSERVATIVE
                                                         MARKET           BOND           EQUITY         MANAGED          BALANCED
                                                     ------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend distributions received................... $   2,458,119   $  5,128,836   $  17,535,990   $  32,821,189     $  25,761,286
EXPENSES
  Charges to Contract owners for assuming
   mortality risk and expense risk [Note 5A]........       276,535        417,937       4,548,952       6,514,308         3,334,597
  Reimbursement for excess expenses [Note 5D].......       (10,194)       (16,936)       (588,463)     (2,462,808)         (912,152)
                                                     -------------  -------------   -------------   -------------     ------------

NET EXPENSES........................................       266,341        401,001       3,960,489       4,051,500         2,422,445
                                                     -------------  -------------   -------------   -------------     ------------

NET INVESTMENT INCOME (LOSS)........................     2,191,778      4,727,835      13,575,501      28,769,689        23,338,841
                                                     -------------  -------------   -------------   -------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
   Capital gains distributions received.............             0        819,446      43,792,759     170,075,692        61,582,374
   Realized gain on shares redeemed
     [average cost basis]...........................             0        216,418      12,144,753      13,389,631         5,214,424
   Net change in unrealized gain (loss)
     on investments.................................             0       (456,475)     91,191,354     (37,601,198)      (22,803,360)
                                                     -------------  -------------   -------------   -------------     ------------

NET GAIN (LOSS) ON INVESTMENTS......................             0        579,389     147,128,866     145,864,125        43,993,438
                                                     -------------  -------------   -------------   -------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS........................  $   2,191,778   $  5,307,224   $ 160,704,367   $ 174,633,814     $  67,332,279
                                                     =============  =============   =============   =============     ============



            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A15
                                       A1


                                                   SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
      HIGH                                                                                                           SMALL
     YIELD         STOCK           EQUITY          NATURAL                        GOVERNMENT      PRUDENTIAL     CAPITALIZATION
      BOND          INDEX           INCOME         RESOURCES         GLOBAL          INCOME         JENNISON         STOCK
-------------   -------------   -------------   -------------    -------------   -------------   -------------   --------------

$  39,938,592   $ 134,341,215   $  91,567,534   $  26,548,192    $  27,235,367   $   8,532,951   $  24,960,065   $  18,871,733
            0               0               0               0            1,853               0               0               0
-------------   -------------   -------------   -------------    -------------   -------------   -------------   -------------
$  39,938,592   $ 134,341,215   $  91,567,534   $  26,548,192    $  27,237,220   $   8,532,951   $  24,960,065   $  18,871,733
=============   =============   =============   =============    =============   =============   =============   =============

$ 134,279,750   $  91,345,449   $  26,520,196   $  27,237,220    $   8,522,551   $  24,681,581   $  18,739,445   $  39,907,073
       31,519          61,465         222,085          27,996                0          10,400         278,484         132,288
-------------   -------------   -------------   -------------    -------------   -------------   -------------   -------------
$  39,938,592   $ 134,341,215   $  91,567,534   $  26,548,192    $  27,237,220   $   8,532,951   $  24,960,065   $  18,871,733
=============   =============   =============   =============    =============   =============   =============   =============



                                                   SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
    HIGH                                                                                                             SMALL
    YIELD           STOCK          EQUITY          NATURAL                        GOVERNMENT      PRUDENTIAL     CAPITALIZATION
    BOND            INDEX          INCOME         RESOURCES         GLOBAL          INCOME         JENNISON          STOCK
-------------   -------------   -------------   -------------    -------------   -------------   -------------   --------------

$   3,606,406   $   1,739,314   $   1,948,909   $     159,612    $     328,183   $     556,385   $      40,345   $      88,794
      226,827         677,531         441,648         189,874          158,801          51,887         100,484          78,580
            0               0               0               0                0               0               0               0
-------------   -------------   -------------   -------------    -------------   -------------   -------------   -------------
      226,827         677,531         441,648         189,874          158,801          51,887         100,484          78,580
=============   =============   =============   =============    =============   =============   =============   =============
    3,379,579       1,061,783       1,507,261         (30,262)         169,382         504,498         (60,139)         10,214
-------------   -------------   -------------   -------------    -------------   -------------   -------------   -------------

            0       3,715,259       8,147,416       3,387,934        1,296,459               0       1,372,676       1,269,194
       19,344       2,487,203         256,502         608,721          251,779          22,866         167,648          38,103
    1,276,625      23,073,809      12,255,558       (7,614,863)       (363,854)        214,791       2,544,336       1,411,982
-------------   -------------   -------------   --------------   -------------   -------------   -------------   -------------
    1,295,969      29,276,271      20,659,476       (3,618,208)      1,184,384         237,657       4,084,660       2,719,279
-------------   -------------   -------------   --------------   -------------   -------------   -------------   -------------

$   4,675,548   $  30,338,054   $  22,166,737   $   (3,648,470)  $   1,353,766   $     742,155   $   4,024,521   $   2,729,493
=============   =============   =============   ==============   =============   =============   =============   =============


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A15

                                       A2

      FINANCIAL STATEMENTS OF THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1997, 1996 and 1995


                                                                              SUBACCOUNTS
                                          ---------------------------------------------------------------------------------------
                                                           MONEY                                  DIVERSIFIED
                                                           MARKET                                     BOND
                                          ------------------------------------------   ------------------------------------------
                                              1997            1996           1995           1997           1996           1995
OPERATIONS
  Net investment income (loss).........   $ 2,191,778     $ 2,270,980    $ 2,620,276    $ 4,727,835    $ 4,052,120    $ 3,860,873
  Capital gains distributions received.             0               0              0        819,446              0        144,746
  Realized gain (loss) on shares
  redeemed
   [average cost basis]................             0               0              0        216,418        133,542         75,353
  Net change in unrealized gain (loss)
   on investments......................             0               0              0       (456,475)    (1,490,302)     7,114,539
                                          -----------     -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............     2,191,778       2,270,980      2,620,276      5,307,224      2,695,360     11,195,511
                                          -----------     -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  [Note 7].............................    (3,523,207)     (4,243,121)      (740,753)    (4,202,208)     1,116,168     (1,432,720)
                                          -----------     -----------     ----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 8].............................     1,532,549          22,759        (89,480)       (68,990)        33,769        (94,534)
                                          -----------     -----------     ----------    -----------    -----------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS       201,120      (1,949,382)     1,790,043      1,036,026      3,845,297      9,668,257

NET ASSETS:
  Beginning of year....................     8,602,527      50,551,909     48,761,866     69,864,663     66,019,366     56,351,109
                                          -----------     -----------    -----------    -----------    -----------    -----------

  End of year..........................   $48,803,647     $48,602,527    $50,551,909    $70,900,689    $69,864,663    $66,019,366
                                          ===========     ===========    ===========    ===========    ===========    ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A15
                                       A3


                                                        SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                               FLEXIBLE                                   CONSERVATIVE
                  EQUITY                                       MANAGED                                      BALANCED
----------------------------------------  ---------------------------------------------   -----------------------------------------
    1997           1996           1995           1997             1996           1995           1997           1996          1995
------------   -----------   -----------     -----------    ------------   ------------   ------------   ------------   -----------

$ 13,575,501   $12,384,332    $8,602,440     $28,769,689    $ 26,508,631   $ 24,734,903   $ 23,338,841   $ 19,022,611   $17,956,379
  43,792,759    60,055,192    20,556,916     170,075,692      95,799,304     39,033,998     61,582,374     32,702,701    17,065,189


  12,144,753     6,145,351     1,265,358      13,389,631       9,236,814      5,763,771      5,214,424      4,364,767     2,716,236

  91,191,354    25,824,063   105,422,478     (37,601,198)    (10,204,679)   113,356,027    (22,803,360)     3,618,761    35,828,712
------------  ------------  ------------  --------------  --------------   ------------   ------------   ------------   -----------

 160,704,367   104,408,938   135,847,192     174,633,814     121,340,070    182,888,699     67,332,279     59,708,840    73,566,516
------------  ------------  ------------  --------------  --------------   ------------  -------------  -------------  ------------

 (23,411,697)  (13,252,943)   13,327,159     (55,522,303)    (41,031,839)   (31,598,849)   (28,732,033)   (25,728,075)  (18,484,820)
------------  ------------  ------------  --------------  --------------   ------------  -------------  -------------  ------------

    (108,813)     (127,887)      153,934        (938,199)        533,513     (1,895,990)     (423,806)        207,529      (806,795)
------------  ------------  ------------  --------------  --------------   ------------  ------------   -------------  ------------


 137,183,857    91,028,108   149,328,285     118,173,312      80,841,744    149,393,860    38,176,440     34,188,294     54,274,901

 678,148,975   587,120,867   437,792,582   1,017,291,397     936,449,653    787,055,793   534,344,865    500,156,571    445,881,670
------------  ------------  ------------  --------------  --------------   ------------  ------------   ------------   ------------
$815,332,832  $678,148,975  $587,120,867  $1,135,464,709  $1,017,291,397   $936,449,653  $572,521,305   $534,344,865   $500,156,571
============  ============  ============  ==============  ==============   ============  ============   ============   ============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A15
                                       A4

      FINANCIAL STATEMENTS OF THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT




STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1997, 1996 and 1995


                                                                                  SUBACCOUNTS
                                             --------------------------------------------------------------------------------------
                                                               HIGH
                                                               YIELD                                       STOCK
                                                               BOND                                        INDEX
                                             ------------------------------------------    ----------------------------------------
                                                  1997          1996            1995           1997           1996          1995
                                             ------------   -----------    ------------    -----------   ------------   -----------

OPERATIONS
  Net investment income (loss)...........    $  3,379,579   $ 3,194,402    $  3,185,876    $ 1,061,783    $   983,164   $   870,823
  Capital gains distributions received...               0             0               0      3,715,259      1,013,015       454,847
  Realized gain (loss) on shares redeemed
   [average cost basis]..................          19,344       (26,717)        (44,447)     2,487,203        515,477     1,387,759
  Net change in unrealized gain (loss) on
   investments...........................       1,276,625       386,086       1,861,218     23,073,809     12,527,056    14,103,114
                                             ------------   -----------    ------------    -----------   ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............       4,675,548     3,553,771       5,002,647     30,338,054     15,038,712    16,816,543
                                             ------------   -----------    ------------    -----------   ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  [Note 7]...............................        (896,939)   (1,115,027)     (1,077,084)    14,261,548     10,720,960       623,288
                                             ------------   -----------    ------------    -----------   ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 8]...............................           23,767       (6,897)          5,385       (535,016)       396,129       132,045
                                              ------------   -----------    ------------    -----------   ------------   -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS..        3,802,376    2,431,847       3,930,948     44,064,586     26,155,801    17,571,876


NET ASSETS:
  Beginning of year......................       36,136,216    33,704,369     29,773,421     90,276,629     64,120,828    46,548,952
                                              ------------   -----------    -----------   ------------    -----------   -----------
  End of year............................      $39,938,592   $36,136,216    $33,704,369   $134,341,215    $90,276,629   $64,120,828
                                              ============   ===========    ===========   ============    ===========   ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A15
                                       A5


                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                   EQUITY                                     NATURAL
                   INCOME                                    RESOURCES                                    GLOBAL
----------------------------------------   -----------------------------------------   -----------------------------------------
    1997           1996           1995           1997          1996           1995          1997           1996           1995
-----------   -----------    -----------   ------------   -----------     ----------    ----------   ------------    -----------

$ 1,507,261   $ 1,568,503    $ 1,499,078    $   (30,262)   $   28,985     $  131,646    $  169,382    $   380,383    $   137,947
  8,147,416     1,879,859      2,122,385      3,387,934     3,633,842        969,854     1,296,459        347,618        270,758

    256,502       417,132        107,006        608,721       267,338        135,295       251,779         36,315         60,621

 12,255,558     6,642,405      4,726,822     (7,614,863)    2,559,541      3,207,434      (363,854)     2,363,101      1,314,446
-----------   -----------    -----------    -----------    ----------     ----------    ----------   ------------    -----------

 22,166,737    10,507,899      8,455,291    (3,648,470)     6,489,706      4,444,229     1,353,766      3,127,417      1,783,772
-----------   -----------    -----------    -----------    ----------     ----------    ----------   ------------    -----------

  9,173,359    (1,064,633)     3,721,237     (1,004,770)    3,651,574        464,376     3,236,611      5,614,035      1,377,627
-----------   -----------    -----------    -----------    ----------    -----------    -----------   -----------    -----------

    226,288       (61,045)        75,709       (181,355)       40,623         23,471      (120,958)        18,594       (539,673)
-----------   -----------    -----------    -----------    ----------    -----------    -----------   -----------    -----------

 31,566,384     9,382,221     12,252,237     (4,834,595)   10,181,903      4,932,076     4,469,419      8,760,046      2,621,726

 60,001,150    50,618,929     38,366,692     31,382,787    21,200,884     16,268,808    22,767,801     14,007,755     11,386,029
-----------   -----------    -----------    -----------    -----------   -----------    -----------   -----------    -----------
$91,567,534   $60,001,150    $50,618,929    $26,548,192    $31,382,787   $21,200,884    $27,237,220   $22,767,801    $14,007,755
===========   ===========    ===========    ===========    ===========   ===========    ===========   ===========    ===========


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A15
                                       A6

      FINANCIAL STATEMENTS OF THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT




STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1997, 1996 and 1995



                                                                                  SUBACCOUNTS
                                           ------------------------------------------------------------------------------------
                                                             GOVERNMENT                                  PRUDENTIAL
                                                               INCOME                                    JENNISON*
                                           ---------------------------------------    -----------------------------------------
                                               1997          1996           1995          1997           1996           1995
                                            ----------    ----------    -----------   -----------    -----------     ----------

OPERATIONS
  Net investment income (loss)...........  $  504,498     $ 563,115     $  578,383    $  (60,139)    $  (19,230)    $   (2,483)
  Capital gains distributions received...           0             0              0     1,372,676              0              0
  Realized gain (loss) on shares redeemed
   [average cost basis]..................      22,866        19,619         10,838       167,648         32,821          3,407
  Net change in unrealized gain (loss) on
   investments...........................     214,791      (439,977)     1,064,134     2,544,336        870,328         59,770
                                           ----------    ----------    -----------   -----------    -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............     742,155       142,757      1,653,355     4,024,521        883,919         60,694
                                            ----------    ----------    -----------   -----------    -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS AND
  OTHER OPERATING TRANSFERS
  [Note 7]...............................  (1,750,183)     (808,931)      (557,802)     9,693,699     8,604,081      1,554,794
                                           ----------    ----------    -----------   -----------    -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM EQUITY TRANSFERS
  [Note 8]...............................     (19,930)      (44,003)      (180,155)      (30,216)        71,804         96,769
                                           ----------    ----------    -----------   -----------    -----------     ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS..  (1,027,958)     (710,177)       915,398    13,688,004      9,559,804      1,712,257


NET ASSETS:
  Beginning of year......................   9,560,909    10,271,086      9,355,688    11,272,061      1,712,257              0
                                           ----------    ----------    -----------   -----------    -----------     ----------
  End of year............................  $8,532,951    $9,560,909    $10,271,086   $24,960,065    $11,272,061     $1,712,257
                                           ==========    ==========    ===========   ===========    ===========     ==========

* Commenced Business on 5/1/95


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A15
                                       A7

         SUBACCOUNTS (CONTINUED)
--------------------------------------------
                  SMALL
              CAPITALIZATION
                  STOCK*
--------------------------------------------
    1997           1996           1995
-----------    -----------    ------------
$    10,214     $   15,850    $      3,088
  1,269,194        147,641          18,365

     38,103        132,894           3,705

  1,411,982        626,371          50,127
-----------    -----------    ------------

  2,729,493        922,756          75,285
-----------    -----------    ------------

  7,549,100      5,434,938       2,019,898
-----------    -----------    ------------

    (23,520)      (105,516)        269,299
-----------    -----------    ------------

 10,255,073      6,252,178       2,364,482


  8,616,660      2,364,482               0
-----------    -----------    ------------
$18,871,733    $ 8,616,660    $  2,364,482
===========    ===========    ============

* Commenced Business on 5/1/95





            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A15
                                       A8

  NOTES TO FINANCIAL STATEMENTS OF THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
                      For the Year Ended December 31, 1997

NOTE 1:     GENERAL

            Pruco Life Variable Appreciable Account ("the Account") was established on January 13, 1984 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from purchases of Pruco Life's Variable Appreciable Life ("VAL") Contracts and Pruco Life's Variable Universal Life ("VUL") Contracts are invested in the Account.

            The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are eighteen subaccounts within the Account. VAL contracts offer the option to invest in thirteen of these subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

            New sales of the VAL product which invests in the Account were discontinued as of May 1, 1992. However, premium payments made by current VAL Contract owners will continue to be received by the Account.

NOTE 2:     SIGNIFICANT ACCOUNTING POLICIES

            The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


            Investments--The investments in shares of the Series Fund are stated
            -----------
            at the net asset value of the respective portfolio.


            Security Transactions  --  Realized  gains and losses   on  security
            ---------------------
            transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.



            Distributions  Received--Dividend  and  capital  gain  distributions
            ----------------------

            received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.



            Equity  of  Pruco  Life  Insurance  Company--Pruco  Life maintains a
            --------------------------------------
            position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions, and expense processing. Pruco Life monitors the balance daily and transfers funds based upon anticipated activity. At times, Pruco Life may owe an amount to the Account, which is reflected in the Account's
            Statements of Net Assets as a receivable from Pruco Life. The receivable does not have an effect on the Contract owner's account or the related unit value.


                                       A9

NOTE 3:     INVESTMENT   INFORMATION  FOR  THE  PRUDENTIAL   SERIES  FUND,  INC.
            PORTFOLIOS

            The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1997 were as follows:

                                                                            PORTFOLIOS
                                       -------------------------------------------------------------------------------------
                                          MONEY          DIVERSIFIED                         FLEXIBLE         CONSERVATIVE
                                          MARKET             BOND             EQUITY         MANAGED            BALANCED
                                       ------------      ------------      ------------    --------------     --------------

            Number of Shares:             4,880,365         6,431,941        26,242,572        65,708,659         38,236,016
            Net asset value per share: $   10.00000      $   11.02185      $   31.06909    $     17.28029     $     14.97022
            Cost:                      $ 48,803,647      $  69,235,573     $516,988,344    $1,014,917,415     $  529,051,421



                                                                       PORTFOLIOS (CONTINUED)
                                       -------------------------------------------------------------------------------------
                                          HIGH YIELD          STOCK            EQUITY           NATURAL
                                             BOND             INDEX            INCOME          RESOURCES           GLOBAL
                                       ------------      ------------      ------------    --------------     --------------

            Number of Shares:             4,903,732         4,445,505         4,090,143         1,741,521          1,519,536
            Net asset value per share: $    8.14453      $   30.21956      $   22.38737    $     15.24426     $     17.92348
            Cost:                      $ 39,721,629      $ 77,787,464      $ 67,413,031    $   27,568,606     $   24,480,770



                                                      PORTFOLIOS (CONTINUED)
                                       --------------------------------------------------
                                          GOVERNMENT       PRUDENTIAL      CAPITALIZATION
                                            INCOME          JENNISON           STOCK
                                       ------------      ------------      ------------

            Number of Shares:               740,524         1,407,667         1,184,589
            Net asset value per share: $   11.52286      $   17.73151      $   15.93104
            Cost:                      $  8,319,277      $ 21,485,631      $ 16,783,253


                                      A10

NOTE 4:     CONTRACT OWNER UNIT INFORMATION

            Outstanding Contract owner units, unit values and total value of Contract owner equity at December 31, 1997 were as follows:

                                                                                   SUBACCOUNTS
              --------------------------------------------------------------------------------------------------------------------
                       PORTFOLIO                  MONEY         DIVERSIFIED                          FLEXIBLE        CONSERVATIVE
                      INFORMATION                MARKET            BOND             EQUITY            MANAGED           BALANCED
              -----------------------------  --------------   --------------   ---------------   ---------------   ---------------
              Contract Owner Units
                Outstanding (VAL)..........  23,928,441.301   24,698,546.988   122,651,564.119   261,987,162.588   163,178,356.109
              Unit Value (VAL).............  $      1.83897   $      2.84637   $       6.62333   $       4.32695   $       3.50133
                                            ---------------   --------------   ---------------    --------------     --------------
             Contract Owner Equity
                (VAL)......................  $   44,003,686   $   70,301,203   $   812,361,784   $ 1,133,605,353   $   571,341,273
                                             --------------   --------------   ---------------    --------------     --------------
              Contract Owner Units
                Outstanding (VUL)...........  2,980,254.141      556,418.836     2,220,216.004     1,449,780.951     1,039,684.536
              Unit Value (VUL).............  $      1.05064   $      1.07740   $       1.25118   $       1.17472   $       1.13499
                                            ---------------   --------------   ---------------    --------------     --------------
              Contract Owner Equity
                (VUL)....................... $    3,131,174   $      599,486   $     2,777,890   $     1,703,087   $     1,180,032
                                             --------------   --------------   ---------------   ---------------   ---------------
              TOTAL CONTRACT OWNER
                EQUITY...................... $   47,134,860   $   70,900,689   $   815,139,674   $ 1,135,308,440   $   572,521,305
                                             ==============   ==============   ===============   ===============   ===============


                                                                            SUBACCOUNTS (CONTINUED)
              -------------------------------------------------------------------------------------------------------------------
                                               HIGHYIELD          STOCK             EQUITY          NATURAL
                                                 BOND             INDEX             INCOME         RESOURCES           GLOBAL
                                             --------------   --------------   ---------------   --------------    --------------
              Contract Owner Units
                Outstanding (VAL)........... 15,988,165.351   31,945,525.610    20,599,042.714   10,094,164.307    18,745,150.343
              Unit Value (VAL).............. $      2.46035   $      4.05453   $       4.33858   $      2.62728    $      1.41253
                                             --------------   --------------   ---------------   --------------    --------------
              Contract Owner Equity
                (VAL)....................... $   39,336,483   $  129,524,092   $    89,370,595   $   26,520,196    $   26,478,087
                                             --------------   --------------   ---------------   --------------    --------------
              Contract Owner Units
                Outstanding (VUL)...........    501,701.742    3,594,004.128     1,418,655.757              N/A       698,663.847
              Unit Value (VUL)..............        1.13731          1.32322           1.39206              N/A           1.08655
                                             --------------   --------------   ---------------   --------------    --------------
              Contract Owner Equity
                (VUL)....................... $      570,590   $    4,755,658   $     1,974,854   $          N/A    $      759,133
                                             --------------   --------------   ---------------   --------------    --------------
              TOTAL CONTRACT OWNER
                EQUITY...................... $   39,907,073   $  134,279,750   $    91,345,449   $   26,520,196    $   27,237,220
                                             ==============   ==============   ===============   ==============    ==============

                                                            SUBACCOUNTS (CONTINUED)
                                             -------------------------------------------------
                                                                                    SMALL
                                              GOVERNMENT        PRUDENTIAL     CAPITALIZATION
                                                INCOME           JENNISON           STOCK
                                             -------------    --------------   ---------------
              Contract Owner Units
                Outstanding (VAL)........... 4,302,254.334    12,190,230.602    10,589,350.925
              Unit Value (VAL).............. $     1.98095    $      1.86484   $       1.76965
                                             -------------    --------------   ---------------
              Contract Owner Equity
                (VAL)....................... $   8,522,551    $   22,732,830   $    18,739,445
                                             -------------    --------------   ---------------
              Contract Owner Units
                Outstanding (VUL)...........           N/A     1,509,150.440               N/A
              Unit Value (VUL)..............           N/A           1.29129               N/A
                                             -------------    --------------   ---------------
               Contract Owner Equity
                (VUL)....................... $         N/A    $    1,948,751   $           N/A
                                             -------------    --------------   ---------------
               TOTAL CONTRACT OWNER
                EQUITY...................... $   8,522,551    $   24,681,581   $    18,739,445
                                             =============    ==============   ===============

                                      A11

NOTE 5:     CHARGES AND EXPENSES


            A.    Mortality Risk and Expense Risk Charges

                  The mortality risk and expense risk charges at an effective annual rate of 0.60% are applied daily against the net assets representing equity of VAL and VUL Contract owners held in each subaccount.

                  Mortality risk is that Contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1997, the amount of these charges, pertaining to the eighteen subaccounts within the Account, paid to Pruco Life for the VAL product was $16,980,651 and for the VUL product was $39,613.

            B.    Deferred Sales Charge

                  A deferred sales charge is imposed upon the surrender of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the Contract was issued. No sales charge will be imposed after the tenth year of the Contract. No sales charge will be imposed on death benefits. For 1997, the amount of these charges, pertaining to the eighteen subaccounts within the Account, paid to Pruco Life for VAL was $1,674,794 and VUL was $3,467.

            C.    Partial Withdrawal Charge

                  A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. For 1997, the amount of these charges, pertaining to the eighteen subaccounts within the Account, paid to Pruco Life for VAL was $98,552 and VUL was $0.

            D.    Expense Reimbursement

                  Pursuant to a prior merger agreement, the Account is reimbursed by Pruco Life for expenses in excess of 0.40% of VAL's average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, and the Conservative Balanced Portfolios of the Series Fund. For 1997, the amount of these reimbursements totaled $3,990,553.

            E.    Cost of Insurance Charges

                  Contract owner contributions to the eighteen subaccounts within the Account are subject to the following charges:
                  transaction costs, premium taxes, sales loads, monthly administration charges, and death benefit risk charges. During 1997, Pruco Life received from VAL Contract owners $4,003,862, $4,917,024, $249,754, $12,780,360 and $2,433,146,
                  respectively, and from VUL Contract owners $0, $1,000,900, $595,381, $323,638 and $135,362, respectively.


NOTE 6:     TAXES

                  Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Pruco Life's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statement.

                                      A12

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

The following amounts represent Contract owner activity components for the year ended December 31, 1997:


                                                                                              SUBACCOUNTS
                                                       ----------------------------------------------------------------------
                                                          MONEY      DIVERSIFIED                    FLEXIBLE     CONSERVATIVE
                                                          MARKET         BOND          EQUITY       MANAGED        BALANCED
                                                       -----------   -----------   ------------   ------------   ------------

              Contract Owner Net Payments............  $11,064,582   $ 5,585,180   $ 45,437,359   $ 71,851,051   $ 37,767,948
              Policy Loans...........................  $(1,916,044)  $(2,089,744)  $(25,646,232)  $(34,658,782)  $(14,693,056)
              Policy Loan Repayments and Interest....  $ 1,011,194   $ 1,615,960   $ 15,784,614   $ 24,227,411   $ 10,942,826
              Surrenders, Withdrawals, and
              Death Benefits.........................  $(3,863,779)  $(3,778,210)  $(38,595,315)  $(59,613,280)  $(30,175,056)
              Net Transfers From (To) Other
               Subaccounts or Fixed Rate Options.....  $(7,633,294)  $(2,617,340)  $  6,718,514   $(13,344,352)  $ (9,474,946)
              Administrative and Other Charges.......  $(2,185,866)  $(2,918,054)  $(27,110,637)  $(43,984,351)  $(23,099,749)


                                                                                        SUBACCOUNTS (CONTINUED)
                                                       ---------------------------------------------------------------------------
                                                         HIGH YIELD        STOCK           EQUITY         NATURAL
                                                            BOND           INDEX           INCOME        RESOURCES        GLOBAL
                                                       ------------    -------------   ------------    -----------    ------------

              Contract Owner Net Payments............  $  3,024,941    $  11,823,208   $  6,514,479    $ 2,473,751    $  2,426,347
              Policy Loans...........................  $ (1,149,056)   $  (4,047,578)  $ (2,378,404)   $(1,028,672)   $   (665,649)
              Policy Loan Repayments and Interest....  $    751,249    $   3,296,705   $  1,466,470    $   706,018    $    410,448
              Surrenders, Withdrawals, and Death
               Benefits..............................  $ (1,898,223)   $  (8,511,446)  $ (3,616,294)   $(1,567,494)   $ (1,030,134)
              Net Transfers From (To) Other
               Subaccounts or Fixed Rate Options.....  $     (3,054)   $  16,075,177   $  9,926,365    $  (345,448)   $  3,018,892
              Administrative and Other Charges.......  $ (1,622,796)   $  (4,374,518)  $ (2,739,257)   $(1,242,925)   $   (923,293)



                                                                   SUBACCOUNTS (CONTINUED)
                                                       ----------------------------------------------
                                                                                            SMALL
                                                         GOVERNMENT      PRUDENTIAL    CAPITALIZATION
                                                           INCOME         JENNISON         STOCK
                                                       -------------   -------------   --------------

              Contract Owner Net Payments............  $     716,666   $   3,275,515   $      966,611
              Policy Loans...........................  $    (343,550)  $    (615,994)  $     (416,759)
              Policy Loan Repayments and Interest....  $     170,059   $     403,472   $      230,529
              Surrenders, Withdrawals, and Death
               Benefits..............................  $    (727,111)  $    (663,449)  $     (419,040)
              Net Transfers From (To) Other
               Subaccounts or Fixed Rate Options.....  $  (1,189,722)  $   8,134,626   $    7,568,665

              Administrative and Other Charges.......  $    (376,525)  $    (840,471)  $     (380,906)

NOTE 8:     NET  INCREASE   (DECREASE)  IN  NET  ASSETS  RESULTING  FROM  EQUITY
            TRANSFERS

            The  increase   (decrease)  in  net  assets  resulting  from  equity
            transfers represents the net contributions (withdrawals) of Pruco Life to (from) the Account.


                                      A13

NOTE 9:     UNIT ACTIVITY

            Transactions in units (including transfers among subaccounts) for the years ended December 31, 1997 and 1996 were as follows:

                                                                           SUBACCOUNTS
                             ------------------------------------------------------------------------------------------------------
                                             MONEY                         DIVERSIFIED
                                            MARKET                             BOND                            EQUITY
                             ---------------------------------    ------------------------------  ----------------------------------
                                     1997             1996            1997             1996             1997            1996
                             ---------------    --------------    -------------    -------------   --------------    --------------
           Contract Owner
             Contributions:   29,773,082.917    18,317,198.320    3,976,684.244    6,032,489.291   16,279,304.555    19,318,824.308
           Contract Owner
             Redemptions:    (30,489,424.759)  (20,797,006.538)  (5,177,102.200)  (5,568,937.715) (18,324,621.964)  (21,974,064.812)

                                                                     SUBACCOUNTS (CONTINUED)
                              -----------------------------------------------------------------------------------------------------
                                           FLEXIBLE                        CONSERVATIVE                      HIGH YIELD
                                            MANAGED                          BALANCED                           BOND
                              --------------------------------    -------------------------------   -------------------------------
                                     1997             1996            1997             1996             1997            1996
                              --------------    --------------    --------------   --------------    -------------    -------------
           Contract Owner
             Contributions:   28,250,560.741    33,929,159.280    18,585,298.689   22,253,843.498    4,131,802.258    4,533,364.255
           Contract Owner
             Redemptions:    (40,903,218.632)  (45,839,478.729)  (26,481,933.900) (31,093,009.761)  (4,240,015.394)  (5,073,116.794)

                                                                     SUBACCOUNTS (CONTINUED)
                              ---------------------------------------------------------------------------------------------------
                                             STOCK                            EQUITY                           NATURAL
                                             INDEX                            INCOME                          RESOURCES
                              -------------------------------    ------------------------------   -------------------------------
                                     1997             1996            1997             1996             1997            1996
                              --------------   --------------   --------------   --------------    -------------    -------------
           Contract Owner
             Contributions:   13,730,033.346   10,183,057.448    8,191,054.641    4,799,710.141    2,890,658.374    4,624,377.287
           Contract Owner
             Redemptions:     (7,373,719.208)  (6,331,551.426)  (4,945,055.787)  (5,166,776.253)  (3,222,181.719)  (3,352,624.583)

                                                                     SUBACCOUNTS (CONTINUED)
                              ----------------------------------------------------------------------------------------------------
                                                                          GOVERNMENT                       PRUDENTIAL
                                          GLOBAL                            INCOME                          JENNISON
                              -------------------------------   -------------------------------   -------------------------------
                                   1997             1996            1997             1996             1997            1996
                              --------------   --------------   --------------   --------------   --------------   --------------
           Contract Owner
             Contributions:    6,841,694.027   10,050,734.228      795,614.997    1,390,565.397    9,601,165.316   10,385,284.939
           Contract Owner
             Redemptions:     (4,372,292.431)  (5,504,422.378)  (1,744,126.452)  (1,851,584.892)  (3,617,613.590)  (3,950,760.606)

                                    SUBACCOUNTS (CONTINUED)
                              ----------------------------------
                                     SMALL CAPITALIZATION
                                             STOCK
                              ----------------------------------
                                     1997             1996
                              -----------------   --------------
           Contract Owner
             Contributions:       6,514,104.384    8,735,019.776
           Contract Owner
             Redemptions:        (1,866,969.690)  (4,551,837.745)

                                      A14

NOTE 10:    PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Series Fund were as follows:


                                                                                   PORTFOLIOS
                                                --------------------------------------------------------------------------------
                                                     MONEY         DIVERSIFIED                      FLEXIBLE       CONSERVATIVE
                                                    MARKET            BOND           EQUITY          MANAGED         BALANCED
                                                -------------    ------------     ------------   --------------   -------------

           For the year ended December 31,
           1997
           Purchases.........................   $  17,484,000    $    828,000     $  4,634,000   $    1,148,000   $      70,000
           Sales.............................   $ (19,741,000)   $ (5,509,000)    $(32,115,000)  $  (61,660,000)  $ (31,768,000)



                                                                             PORTFOLIOS (CONTINUED)
                                                -----------------------------------------------------------------------------
                                                  HIGH YIELD          STOCK          EQUITY          NATURAL
                                                     BOND             INDEX          INCOME         RESOURCES         GLOBAL
                                                --------------   ------------     ------------   --------------   -----------

           For the year ended December 31,
           1997
           Purchases.........................   $    3,446,000   $ 19,176,000     $ 11,743,000   $    1,934,000   $   4,652,000
           Sales.............................   $   (4,546,000)  $ (6,127,000)    $ (2,785,000)  $   (3,310,000)  $  (1,697,000)



                                                            PORTFOLIOS (CONTINUED)
                                                ------------------------------------------------
                                                                                      SMALL
                                                  GOVERNMENT       PRUDENTIAL     CAPITALIZATION
                                                    INCOME          JENNISON          STOCK
                                                --------------   ------------     ------------

           For the year ended December 31,
           1997
           Purchases.........................   $      207,000   $ 11,089,000     $  7,702,000
           Sales.............................   $   (2,029,000)  $ (1,526,000)    $   (255,000)


                                      A15

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Contract Owners of the
Variable Appreciable Life Subaccounts of the
Pruco Life Variable Appreciable Account
and the Board of Directors of Pruco Life Insurance Company


In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Prudential Jennison and Small Capitalization Stock) of the Pruco Life Variable Appreciable Account at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1997, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
New York, New York
March 20, 1998


                                      A16

                          INDEPENDENT AUDITORS' REPORT



To the Contract Owners of
Pruco Life Variable Appreciable
Account and the Board of Directors
of Pruco Life Insurance Company
Newark, New Jersey


We have audited the accompanying statements of changes in net assets of Pruco Life Variable Appreciable Account of Pruco Life Insurance Company (comprising, respectively, the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Prudential Jennison, and Small Capitalization Stock subaccounts) for the periods presented in the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the changes in net assets of each of the respective subaccounts constituting the Pruco Life Variable Appreciable Account for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Parsippany, New Jersey
February 15, 1996

                                      A17

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1997 AND 1996 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------

                                                                                  1997                   1996
                                                                             -----------------      -----------------

ASSETS
Fixed maturities
  Available for sale, at fair value (amortized cost, 1997: $2,526,554;
    1996: $2,210,150)                                                           $ 2,563,852            $ 2,236,817
  Held to maturity, at amortized cost (fair value, 1997: $350,056; 1996:
    $416,102)                                                                       338,848                405,731
Equity securities - available for sale, at fair value (cost, 1997: $1,289;
  1996: $3,626)                                                                       1,982                  3,748
Mortgage loans on real estate                                                        22,787                 46,915
Policy loans                                                                        703,955                639,782
Short-term investments                                                              316,355                169,830
Other long-term investments                                                           1,317                  4,528
                                                                             -----------------      -----------------
      Total investments                                                           3,949,096              3,507,351

Cash                                                                                 71,358                 73,766
Deferred policy acquisition costs                                                   655,242                633,159
Accrued investment income                                                            67,000                 62,110
Income taxes receivable                                                                   -                  7,191
Reinsurance recoverable on unpaid losses                                             25,882                 27,014
Other assets                                                                         60,810                 62,924
Separate Account assets                                                           8,022,079              5,336,851
                                                                             -----------------      -----------------
TOTAL ASSETS                                                                    $12,851,467             $9,710,366
                                                                             =================      =================
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                                                 $ 2,282,191            $ 2,188,862
Future policy benefits and other policyholder liabilities                           570,729                557,351
Cash collateral for loaned securities                                               143,421                      -
Income taxes payable                                                                 71,703                      -
Deferred income tax liability                                                       138,483                148,960
Payable to affiliate                                                                 70,375                 49,828
Other liabilities                                                                   120,260                 88,930
Separate Account liabilities                                                      7,948,788              5,277,454
                                                                             -----------------      -----------------
TOTAL LIABILITIES                                                                11,345,950              8,311,385
                                                                             -----------------      -----------------
CONTINGENCIES - (SEE NOTE 10)
STOCKHOLDER'S EQUITY
Common stock, $10 par value;
  1,000,000 shares, authorized;
  250,000 shares, issued and outstanding at
  December 31, 1997 and 1996                                                          2,500                  2,500
Paid-in-capital                                                                     439,582                439,582
Retained earnings                                                                 1,050,871                944,497
Net unrealized investment gains                                                      17,129                 14,104
Foreign currency translation adjustments                                             (4,565)                (1,702)
                                                                             -----------------      -----------------
TOTAL STOCKHOLDER'S EQUITY                                                        1,505,517              1,398,981
                                                                             -----------------      -----------------
TOTAL LIABILITIES AND
  STOCKHOLDER'S EQUITY                                                          $12,851,467             $9,710,366
                                                                             =================      =================


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------

                                                                  1997                 1996                 1995
                                                            -----------------    -----------------    -----------------
REVENUES

Premiums                                                          $   49,496           $   51,525          $    42,089
Policy charges and fee income                                        330,292              324,976              319,012
Net investment income                                                259,634              247,328              246,618
Realized investment gains, net                                        10,974               10,835               13,200
Other income                                                          33,801               20,818               26,986
                                                            -----------------    -----------------    -----------------

TOTAL REVENUES                                                       684,197              655,482              647,905
                                                            -----------------    -----------------    -----------------
BENEFITS AND EXPENSES

Policyholders' benefits                                              179,419              186,873              153,987
Interest credited to policyholders' account balances                 110,815              118,246              126,926
General, administrative and other expenses                           225,721              122,006              134,790
                                                            -----------------    -----------------    -----------------

TOTAL BENEFITS AND EXPENSES                                          515,955              427,125              415,703
                                                            -----------------    -----------------    -----------------

Income from operations before income taxes                           168,242              228,357              232,202
                                                            -----------------    -----------------    -----------------

Income taxes
     Current                                                          73,326               60,196               67,014
     Deferred                                                        (11,458)              18,939               12,544
                                                            -----------------    -----------------    -----------------

Total income taxes                                                    61,868               79,135               79,558
                                                            -----------------    -----------------    -----------------

NET INCOME                                                        $  106,374           $  149,222           $  152,644
                                                            =================    =================    =================


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------

                                                                              NET        FOREIGN
                                                                           UNREALIZED    CURRENCY       TOTAL
                                    COMMON       PAID-IN-     RETAINED     INVESTMENT   TRANSLATION STOCKHOLDER'S
                                    STOCK        CAPITAL      EARNINGS        GAINS     ADJUSTMENTS     EQUITY
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, JANUARY 1, 1995         $   2,500      $ 439,582    $  642,631    $(41,761)    $      650     $1,043,602


      Net income                        --             --       152,644          --             --        152,644

      Change in foreign
        currency translation
        adjustments                     --             --            --           --        (1,870)        (1,870)

      Change in net
        unrealized
        investment gains                --             --            --      73,817             --         73,817
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, DECEMBER 31, 1995           2,500        439,582       795,275      32,056         (1,220)     1,268,193

      Net income                        --             --       149,222          --             --        149,222

      Change in foreign
        currency translation
        adjustments                     --             --            --          --           (482)          (482)

      Change in net
        unrealized
        investment gains                --             --            --     (17,952)            --        (17,952)
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, DECEMBER 31, 1996           2,500        439,582       944,497      14,104         (1,702)     1,398,981

      Net income                        --             --       106,374          --             --        106,374

      Change in foreign
        currency translation
        adjustments                     --             --            --          --         (2,863)        (2,863)

      Change in net
        unrealized
        investment gains                --             --            --       3,025             --          3,025
                                ------------- ------------- ------------- ------------- ----------- -------------

BALANCE, DECEMBER 31, 1997       $   2,500      $ 439,582    $1,050,871    $ 17,129    $    (4,565)    $1,505,517

                                ============= ============= ============= ============= =========== =============


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------


                                                                               1997             1996         1995
                                                                          --------------- -------------- ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                  $ 106,374        $ 149,222   $ 152,644
Adjustments to reconcile net income to net cash provided by
     operating activities:
     Policy charges and fee income                                            (40,783)         (50,286)    (56,637)
     Interest credited to policyholders' account balances                     110,815          118,246     126,926
     Net increase in Separate Accounts                                        (13,894)         (38,025)     (3,520)
     Realized investment gains, net                                           (10,974)         (10,835)    (13,200)
     Amortization and other non-cash items                                     (5,525)          26,709      (8,106)
     Change in:
         Future policy benefits and other policyholders' liabilities           13,378           56,151      22,877
         Accrued investment income                                             (4,890)          (2,248)       (480)
         Payable to affiliate                                                  20,547           16,519      10,569
         Policy loans                                                         (64,173)         (70,509)    (75,411)
         Deferred policy acquisition costs                                    (22,083)         (66,183)     31,318
         Income taxes payable/receivable                                       78,894             (816)     12,031
         Reinsurance recoverable on unpaid losses                               1,132              900         750
         Deferred income tax liability                                        (10,477)           7,912      30,779
         Other, net                                                            34,094            7,564     (76,702)

                                                                          --------------- -------------- ------------
CASH FLOWS FROM OPERATING ACTIVITIES                                          192,435          144,321     153,838
                                                                          --------------- -------------- ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
       Fixed maturities:
           Available for sale                                               2,828,665        3,886,254   1,886,687
           Held to maturity                                                   138,626          138,127     144,898
         Equity securities                                                      6,939            7,527       5,557
         Mortgage loans on real estate                                         24,925           19,226       7,395
         Other long-term investments                                            3,276              288       1,559
         Investment real estate                                                    --            4,488       2,926
     Payments for the purchase of:
         Fixed maturities:
           Available for sale                                              (3,141,785)      (4,008,810) (1,741,139)
           Held to maturity                                                   (70,532)        (114,494)   (135,092)
         Equity securities                                                     (4,594)          (4,697)     (4,279)
         Other long-term investments                                              (51)            (657)     (1,674)
     Cash collateral for loaned securities, net                               143,421               --          --
     Short-term investments, net                                             (147,030)          58,186     (36,482)
                                                                          --------------- -------------- ------------
CASH FLOWS (USED IN) FROM INVESTING ACTIVITIES                               (218,140)         (14,562)    130,356
                                                                          --------------- -------------- ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
       Deposits                                                             2,099,600          536,370      95,039
       Withdrawals                                                         (2,076,303)        (633,798)   (365,578)
                                                                          --------------- -------------- ------------
CASH FLOWS FROM (USED IN)FINANCING ACTIVITIES                                  23,297          (97,428)   (270,539)
                                                                          --------------- -------------- ------------
     Net (decrease) increase in Cash                                           (2,408)          32,331      13,655
     Cash, beginning of year                                                   73,766           41,435      27,780
                                                                          --------------- -------------- ------------
CASH, END OF YEAR                                                           $  71,358        $  73,766    $ 41,435
                                                                          =============== ============== ============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
      Income taxes (received) paid                                          $  (7,904)       $  61,760    $ 53,107
                                                                          =============== ============== ============



                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company (the Company) is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company markets individual life insurance, variable life insurance, variable life insurance, variable annuities, and deferred annuities (the Contracts) in all states except New York, the District of Columbia and Guam. In addition, the Company markets individual life insurance through its branch office in Taiwan. The Company has two subsidiaries, Pruco Life Insurance Company of New Jersey (PLNJ) and The Prudential Life Insurance company of Arizona (PLICA). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licenced to sell individual life insurance and deferred annuities only in the states of New Jersey and New York. PLICA is a stock life insurance company organized in 1988 under the laws of the state of Arizona. PLICA had no new business sales in 1977 and at this time will not be issuing new business.

The only reportable industry segment of the Company is "Life Insurance."

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION
The consolidated financial statements include the accounts of the Company, a stock life insurance company, and its subsidiaries. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

USE OF ESTIMATES
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

INVESTMENTS
FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities are written down to estimated fair value when considered impaired and the decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Net unrealized investment gains."

EQUITY SECURITIES, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in separate component of equity, "Net unrealized investment gains."

MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts

POLICY LOANS are carried at unpaid principal balances.

SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control. These investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

CASH
Cash includes cash on hand, amounts due from banks, and money market instruments.

DEFERRED POLICY ACQUISITION COSTS
The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

Acquisition costs related to interest-sensitive life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience. Amortization periods range from 15 to 30 years. Amortization of deferred policy acquisition costs was $149,851 thousand, $9,309 thousand, and $54,371 thousand for the years ended December 31, 1997, 1996, and 1995, respectively. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' ACCOUNT BALANCES

Future policy benefits includes reserves for annuities in payout status as well as reserves for riders and supplemental benefits. Reserves for annuities in payout status are generally calculated as the present value of estimated future benefit payments and related expenses, using interest rates ranging from 6.5% to 11.0%. The mortality assumption is generally the 1983 Individual Annuity Mortality Table. Reserves for riders and supplemental benefits are calculated using interest rates ranging from 2.5% to 7.25% and various mortality and morbidity tables derived from company or industry experience. Reserves for business in the Company's Taiwan branch are generally calculated using interest rates ranging from 6.25% to 7.5% and the 1989 Taiwan Standard Ordinary Experience Mortality table with modifications.

For the above categories, premium deficiency reserves are established, if necessary, when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses.

Policyholders' account balances for interest-sensitive life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest, less expense and mortality charges and withdrawals. Interest crediting rates on life insurance products range from 4.2% to 6.5% and on investment-type products range from 3.15% to 7.9%.

SECURITIES LOANED are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% of the fair value of the domestic securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position. Substantially, all of the Company's securities loaned are with large brokerage firms.

These transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INSURANCE REVENUE AND EXPENSE RECOGNITION
Amounts received as payment for interest-sensitive life, investment contracts and deferred annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected as "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges, and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

FOREIGN CURRENCY TRANSLATION ADJUSTMENTS
Assets and liabilities of the Taiwan branch reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity. The cumulative effect of changes in foreign exchange rates are included in "Foreign currency translation adjustments."

DERIVATIVE FINANCIAL INSTRUMENTS
Derivatives include futures subject to market risk, all of which are used by the Company in other than trading activities. Income and expenses related to derivatives used to hedge are recorded on the accrual basis on the Statements of Financial Position. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are realized in "Realized investment gains, net." If it is determined that the transaction will not close, such gains and losses are included in "Realized investment gains, net."

Derivatives held for purposes other than trading are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

INCOME TAXES
The Company and its subsidiaries are members of a group of affiliated companies which join in filing a consolidated federal income tax return in addition to separate company state and local tax returns. Pursuant to the tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion which management believes is more likely than not to be realized.

NEW ACCOUNTING PRONOUNCEMENTS
In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company will delay implementation with respect to those affected provisions. Adoption of SFAS 125 has not, and will not have a material impact on the Company's results of operations, financial condition and liquidity.

In June of 1997, FASB issued SFAS No. 130, "Reporting Comprehensive Income," which is effective for years beginning after December 15, 1997. This statement defines comprehensive income as "the change in equity of a business enterprise during a

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

period from transactions and other events and circumstances from non-owner sources, excluding investments by owners and distributions to owners" and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. In addition, reclassification of financial statements for earlier periods must be provided for comparative purposes.

RECLASSIFICATIONS
Certain amounts in the prior years have been reclassified to conform to current year presentation.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31,:

                                                                              1997
                                            ----------------------------------------------------------------------
                                                                   Gross             Gross
                                               Amortized         Unrealized       Unrealized      Estimated Fair
                                                  Cost             Gains            Losses            Value
                                            ------------------  ----------------   -------------  ----------------
                                                                        (In Thousands)

FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies                                        $  177,691        $    1,231       $       20        $  178,902

Foreign government bonds                              83,889             1,118               19            84,988

Corporate securities                               2,263,898            36,857            2,017         2,298,738

Mortgage-backed securities                             1,076               180               32             1,224
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities available for sale         $2,526,554        $   39,386       $    2,088        $2,563,852
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
EQUITY SECURITIES AVAILABLE FOR SALE              $    1,289        $      802       $      109        $    1,982
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
FIXED MATURITIES HELD TO MATURITY
Corporate securities                              $  338,848        $   11,427       $      219        $  350,056
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities held to maturity           $  338,848        $   11,427       $      219        $  350,056
                                            ==================  =================  ==============  ===============

                                                                              1996
                                            ----------------------------------------------------------------------
                                                                     Gross            Gross
                                                 Amortized        Unrealized        Unrealized     Estimated Fair
                                                    Cost             Gains            Losses            Value
                                            ------------------  ----------------   -------------  ----------------
                                                                         (In Thousands)

FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations
  of U.S. government corporations and
  agencies                                        $   32,055        $       30       $      174        $   31,911

Foreign government bonds                              90,447               857              205            91,099

Corporate securities                               2,087,250            30,365            4,206         2,113,409

Mortgage-backed securities                               398                --               --               398
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities available for sale         $2,210,150      $     31,252       $    4,585        $2,236,817
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
EQUITY SECURITIES AVAILABLE FOR SALE              $    3,626      $        819       $      697        $    3,748
                                            ==================  =================  ==============  ===============

                                            ------------------  ----------------   -------------  ----------------
FIXED MATURITIES HELD TO MATURITY
Corporate securities                              $  405,731      $     10,947       $      576        $  416,102
                                            ------------------  ----------------   -------------  ----------------
Total fixed maturities held to maturity           $  405,731      $     10,947       $      576        $  416,102
                                            ==================  =================  ==============  ===============

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1997, are shown below:

                                                AVAILABLE FOR SALE                         HELD TO MATURITY
                                        ----------------------------------        -----------------------------------
                                                              ESTIMATED                                 ESTIMATED
                                                                 FAIR                                      FAIR
                                          AMORTIZED COST        VALUE               AMORTIZED COST        VALUE
                                        ----------------- ----------------        ----------------- -----------------
                                                  (In Thousands)                            (In Thousands)

Due in one year or less                     $   29,759       $   29,731               $   13,736        $   13,838

Due after one year through five years        1,738,532        1,758,946                  204,298           212,050

Due after five years through ten years         555,194          567,928                   98,192           101,143

Due after ten years                            201,993          206,023                   22,622            23,025

Mortgage-backed securities                       1,076            1,224                       --                --
                                        ----------------- ----------------        ----------------- -----------------
Total                                       $2,526,554       $2,563,852               $  338,848        $  350,056
                                        ================= ================        ================= =================

Actual maturities will differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1997, 1996, and 1995 were $2,796,306 thousand, $3,667,062 thousand, and $1,807,584 thousand, respectively. Gross gains of $18,635 thousand, $22,078 thousand, and $25,909 thousand and gross losses of $7,990 thousand, $17,718 thousand, and $13,907 thousand were realized on those sales during 1997, 1996, and 1995, respectively. Proceeds from the maturity of fixed maturities available for sale during 1997, 1996, and 1995 were $32,359 thousand, $219,192 thousand, and $79,103 thousand, respectively. During the years ended December 31, 1997, 1996 and 1995, there were no securities classified as held to maturity that were sold.

The following table describes the amortized cost and estimated fair value of fixed maturity securities by rating agency equivalent as of December 31, 1997:


                                   AVAILABLE FOR SALE                   HELD TO MATURITY
                           --------------------------------       -------------------------------

                              AMORTIZED    ESTIMATED FAIR            AMORTIZED    ESTIMATED FAIR
                                 COST          VALUE                    COST          VALUE
                           --------------- ----------------       --------------- ---------------
                                    (In Thousands)                        (In Thousands)

       AAA/AA/A             $ 1,319,527      $ 1,334,823           $   187,692     $   194,797

       BBB                    1,047,203        1,062,641               128,481         131,820

       BB                        80,136           83,293                20,540          21,264

       B                         73,717           76,781                 2,132           2,172

       CCC or lower               5,943            6,288                    --              --

       In or near default            28               26                     3               3
                           --------------- ----------------       --------------- ---------------

            Total           $ 2,526,554      $ 2,563,852           $   338,848     $   350,056
                           =============== ================       =============== ===============

The NAIC rates certain public and private placement securities as "in or near default" if they are currently non-performing or believed subject to default in the near term. The Company's holdings of these securities, in the aggregate, comprised less than 1% of total invested assets at December 31, 1997 and 1996.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

MORTGAGE LOANS ON REAL ESTATE
The Company's mortgage loans were collateralized by the following property types at December 31,

                                      1997                         1996
                             ----------------------      -----------------------

                                               (In Thousands)

Office buildings                $   4,607      20%          $  18,497       39%

Retail stores                       8,090      35%              8,731       19%

Apartment complexes                 6,080      27%             11,771       25%

Industrial buildings                4,010      18%              7,916       17%

                             ----------------------      -----------------------
      Net carrying value        $  22,787     100%          $  46,915      100%
                             ======================      =======================


The mortgage loans are geographically dispersed throughout the United States with the largest concentrations in Washington (29%) and Pennsylvania (27%).

SPECIAL DEPOSITS
Fixed maturities of $8,302 thousand and $8,744 thousand at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

OTHER LONG-TERM INVESTMENTS
The Company's "Other long-term investments" of $1,317 thousand and $4,528 thousand as of December 31, 1997 and 1996, respectively, are comprised of non-real estate related interests. The Company's share of net income from these entities is $2,158 thousand, $1,434 thousand and $345 thousand for the years ended December 31, 1997, 1996 and 1995, respectively, and is reported in "Net investment income."

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3. INVESTMENTS (CONTINUED)

INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

NET INVESTMENT INCOME arose from the following sources for the years ended December 31:


                                                     1997              1996               1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

  Fixed maturities - available for sale               $ 161,140         $ 152,445         $ 160,740
  Fixed maturities - held to maturity                    26,936            33,419            33,458
  Equity securities                                          76                44               104
  Mortgage loans on real estate                           2,585             5,669             7,757
  Investment real estate                                      -               613               647
  Policy loans                                           37,398            33,449            29,775
  Short-term investments                                 22,011            16,780            15,092
  Other                                                  14,920             9,438             3,949
                                               ----------------- ----------------- -----------------
  Gross investment income                               265,066           251,857           251,522
    Less: investment expenses                            (5,432)           (4,529)           (4,904)
                                               ----------------- ----------------- -----------------
  Net investment income                               $ 259,634         $ 247,328         $ 246,618
                                               ================= ================= =================



REALIZED INVESTMENT GAINS ,NET including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                                      1997             1996              1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

  Fixed maturities - available for sale               $   9,039         $   9,036         $  11,359
  Fixed maturities - held to maturity                       821                 -                 -
  Equity securities                                           8               781             2,020
  Mortgage loans on real estate                             797             1,677               (90)
  Investment real estate                                      -               487               (99)
  Other                                                     309            (1,146)               10
                                               ----------------- ----------------- -----------------

  Realized investment gains, net                      $  10,974         $  10,835         $  13,200
                                               ================= ================= =================


NET UNREALIZED INVESTMENT GAINS on securities available for sale are included in the consolidated statement of financial position as a component of equity, net of tax. Changes in these amounts for the years ended December 31, are as follows:


                                                      1997             1996              1995
                                               ----------------- ----------------- -----------------
                                                                   (In Thousands)

   Balance, beginning of year                         $  14,104         $  32,056         $ (41,761)
   Changes in unrealized investment gains
      (losses) attributable to:
     Fixed maturities                                    10,631           (43,853)          110,932
     Equity securities                                      571             1,403                68
     Participating group annuity contracts                1,292            (3,855)            5,092
     Deferred policy acquisition costs                   (8,412)           17,321           (25,214)
     Deferred federal income taxes                       (1,057)           11,032           (17,061)
                                               ----------------- ----------------- -----------------
   Balance, end of year                               $  17,129         $  14,104         $  32,056
                                               ================= ================= =================

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:


                                                            1997                  1996                   1995
                                                   ---------------------  ---------------------  ---------------------
                                                                              (In Thousands)
     Current tax expense:
        U.S.                                                  $71,989                $59,489                $65,131
        State and local                                         1,337                    703                  1,876
        Foreign                                                    --                      4                      7
                                                   ---------------------  ---------------------  ---------------------
        Total                                                  73,326                 60,196                 67,014
                                                   ---------------------  ---------------------  ---------------------

     Deferred tax (benefit) expense:
        U.S.                                                  (11,458)                18,413                 12,196
        State and local                                            --                    526                    348
                                                   ---------------------  ---------------------  ---------------------
        Total                                                 (11,458)                18,939                 12,544
                                                   ---------------------  ---------------------  ---------------------

      Total income tax expense                                $61,868                $79,135                $79,558
                                                   =====================  =====================  =====================


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                            1997                  1996                   1995
                                                   ---------------------  ---------------------  --------------------
                                                                            (In Thousands)

     Expected federal income tax expense                     $58,885                 $79,925               $81,271
     State income taxes                                          869                   1,229                 2,224
     Other                                                     2,114                  (2,019)               (3,937)
                                                   ---------------------  ---------------------  ---------------------
     Total income tax expense                                $61,868                 $79,135               $79,558
                                                   =====================  =====================  ====================

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4.  INCOME TAXES (CONTINUED)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                               1997                      1996
                                                                       --------------------      --------------------
                                                                                       (In Thousands)

     Deferred income tax assets
          Insurance reserves                                                   $  40,896                 $  38,532
                                                                       --------------------      --------------------
          Total deferred income tax assets                                        40,896                    38,532
                                                                       --------------------      --------------------

     Deferred income tax liabilities
          Deferred acquisition costs                                             168,702                   173,785
          Net investment gains                                                     8,161                    12,502
          Other                                                                    2,516                     1,205
                                                                       --------------------      --------------------
          Total deferred income tax liabilities                                  179,379                   187,492
                                                                       --------------------      --------------------

     Deferred federal income tax liabilities                                   $ 138,483                 $ 148,960
                                                                       ====================      ====================


Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax assets that are realizable.

The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.


5. REINSURANCE

The Company assumes and cedes reinsurance with Prudential and other companies. The effect of reinsurance for the years ended December 31, is summarized as follows:

                                           1997          1996           1995
                                       -----------    -----------    -----------

Life insurance premiums

Gross Amount                           $    51,851    $    53,776   $    44,357
Ceded to other companies                    (3,724)        (3,379)       (2,268)
Assumed from other companies                 1,369          1,128          --
                                       -----------    -----------   -----------
Net amount                             $    49,496    $    51,525   $    42,089
                                       ===========    ===========   ===========

                                           1997          1996          1995
                                       -----------    -----------   -----------

Life insurance in force
Gross Amount                           $47,328,495    $47,430,580   $47,822,892
Ceded to other companies                (1,292,395)    (1,172,449)     (822,619)
                                       -----------    -----------   -----------
Net amount                             $46,036,100    $46,258,131   $47,000,273
                                       ===========    ===========   ===========

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6.  EQUITY

RECONCILIATION OF STATUTORY SURPLUS AND NET INCOME

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the Arizona Department of Banking and Insurance with net income and equity determined using GAAP.


                                                              1997                 1996                 1995
                                                         ------------------   ------------------   ------------------
                                                                              (In Thousands)

STATUTORY NET INCOME                                        $    12,778           $    48,846          $    113,565

Adjustments to reconcile to net income on a GAAP basis:
  Statutory income of subsidiaries                               18,553                25,001                44,186
  Deferred acquisition costs                                     38,003                48,862                (6,103)
  Deferred premium                                                1,144                 1,295                  (743)
  Insurance liabilities                                          26,517                28,662                32,665
  Deferred taxes                                                 11,458                (7,780)              (27,669)
  Valuation of investments                                          506                   365                 5,480
  Other, net                                                     (2,585)                3,971                (8,737)
                                                         ------------------   ------------------   ------------------
GAAP NET INCOME                                             $   106,374           $   149,222         $     152,644
                                                         ==================   ==================   ==================



                                                                     1997                    1996
                                                              --------------------   --------------------
                                                                               (In Thousands)
STATUTORY SURPLUS                                                  $   853,130             $   901,645

Adjustments to reconcile to equity on a GAAP basis:

     Valuation of investments                                           97,787                  95,411
     Deferred acquisition costs                                        655,242                 633,159
     Deferred premium                                                  (14,817)                (11,859)
     Insurance liabilities                                            (107,525)               (124,781)
     Deferred taxes                                                   (113,461)               (124,823)
     Other, net                                                        135,161                  30,229
                                                              --------------------   --------------------
GAAP STOCKHOLDER'S EQUITY                                          $ 1,505,517             $ 1,398,981
                                                              ====================   ====================


The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates fair value.)

FIXED MATURITIES AND EQUITY SECURITIES
Fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

MORTGAGE LOANS ON REAL ESTATE
The fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

POLICY LOANS
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

DERIVATIVE FINANCIAL INSTRUMENTS
The fair value of futures is estimated based on market quotes for a transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,:


                                                     1997                                      1996
                                    -------------------------------------      --------------------------------------
                                                            ESTIMATED                                  ESTIMATED
                                      CARRYING VALUE       FAIR VALUE            CARRYING VALUE       FAIR VALUE
                                    ------------------ ------------------      ------------------ -------------------
                                                                    (In Thousands)

Financial Assets:
  Fixed maturities:
       Available for sale              $ 2,563,852         $ 2,563,852             $ 2,236,817         $ 2,236,817
       Held to maturity                    338,848             350,056                 405,731             416,102
  Equity securities                          1,982               1,982                   3,748               3,748
  Mortgage loans                            22,787              24,994                  46,915              46,692
  Policy loans                             703,955             703,605                 639,782             623,218
  Short-term investments                   316,355             316,355                 169,830             169,830
  Cash                                      71,358              71,358                  73,766              73,766
  Separate Account assets                8,022,079           8,022,079               5,336,851           5,336,851

Financial Liabilities:
  Policyholders'
    account balances                   $ 2,282,191         $ 2,282,191             $ 2,188,862          $ 2,188,862
  Cash  collateral for loaned
    securities                             143,421             143,421                      --                   --
  Separate Account liabilities           7,948,788           7,948,788               5,277,454            5,277,454
  Derivatives                                  653                 653                      --                   --

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8. DERIVATIVE INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The fair value of liability positions in future instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $653 thousand at December 31, 1997. This includes the estimated fair values of outstanding derivative positions only and does not include the fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

9. RELATED PARTY TRANSACTIONS

SERVICE AGREEMENTS
Prudential, and Pruco Securities Corporation, an indirect wholly-owned subsidiary of Prudential, operate under service and lease agreements whereby services of officers and employees (except for those agents employed by the Company in Taiwan), supplies, use of equipment and office space are provided. The net cost of these services allocated to the Company were $139,489 thousand, $101,662 thousand and $98,119 thousand for the years ended December 31, 1997, 1996, and 1995, respectively.

REINSURANCE
The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1997, 1996, and 1995.

10. CONTINGENCIES

Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.

11. DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1997, the Company would be permitted a maximum of $15,260 thousand in dividend distribution in 1998, all of which could be paid in cash, without approval from The State of Arizona Department of Insurance.

                        Report of Independent Accountants
                        ---------------------------------

To the Board of Directors of
Pruco Life Insurance Company


In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's managememt; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICE WATERHOUSE LLP
New York, New York
March 23, 1998

INDEPENDENT AUDITORS' REPORT

To The Board of Directors of
Pruco Life Insurance Company
Newark, New Jersey

We have audited the accompanying consolidated statement of operations, changes in stockholder's equity, and cash flows of Pruco Life Insurance Company and subsidiaries for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated statements of operations, changes in stockholder's equity, and cash flows present fairly, in all material respects, the results of operations and cash flows of Pruco Life Insurance Company and subsidiaries for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
Parsippany, NJ
December 19, 1996

VARIABLE

APPRECIABLE

LIFE(R)

INSURANCE




[logo] PRUDENTIAL



PRUCO LIFE INSURANCE COMPANY
213 Washington Street, Newark, NJ 07102-2992
Telephone 800 437-4016


VAL-1 Ed. 5/98 CAT #64696EO

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company represents that the fees and charges deducted under the variable Appreciable Life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, being the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 79 pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

     1. Deloitte & Touche LLP, independent auditors.
     2. Price Waterhouse LLP, independent accountants.
     3. Clifford E. Kirsch, Esq.

     4. Pamela A. Schiz, FSA, MAAA.


The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A. (1) Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Appreciable Account. (Note 6)
               (2)  Not Applicable.
               (3)  Distributing Contracts:

                    (a) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company. (Note 9)
                    (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 9)
                    (c)  Schedules of Sales Commissions. (Note 9)

               (4)  Not Applicable.
               (5)  Variable Appreciable Life Insurance Contracts.

                    (a)  With fixed death benefit. (Note 9)
                    (b)  With variable death benefit. (Note 9)
                    (c) Complaint Notice for use in Texas with Variable Appreciable Life Insurance Contracts. (Note 9)
                    (d) Notice giving Information for Consumers for use in Illinois with Variable Appreciable Life Insurance Contracts. (Note 9)
                    (e) Endorsement for Misstatement of Age and/or Sex for use in Pennsylvania with Variable Appreciable Life Insurance Contracts. (Note 9)
                    (f)  Revised Contract with fixed death benefit. (Note 9)
                    (g)  Revised Contract with variable death benefit. (Note 9)

               (6)  (a) Articles of Incorporation of Pruco Life Insurance
                        Company, as amended October 19, 1993. (Note 6)

                    (b) By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 4)

               (7)  Not Applicable.
               (8)  Not Applicable.
               (9)  Not Applicable.

              (10)  (a)  Application Form for Variable Appreciable Life
                         Insurance Contract. (Note 9)
                    (b) Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 9)
              (11)  Form of Notice of Withdrawal Right. (Note 9)

              (12) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule

                    6e-2(b)(13)(v)(B).  (Note 8)
               (13) Available Contract Riders.

                    (a)  Rider for Insured's Waiver of Premium Benefit. (Note 9)
                    (b)  Rider for Applicant's Waiver of Premium Benefit. (Note
                         9)
                    (c)  Rider for Insured's Accidental Death Benefit. (Note 9)
                    (d) Rider for Level Term Insurance Benefit on Life of Insured. (Note 9)
                    (e) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 9)
                    (f)  Rider for Interim Term Insurance Benefit. (Note 9)
                    (g) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 9)
                    (h) Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 9)
                    (i) Rider for Level Term Insurance Benefit on Dependent Children. (Note 9)
                    (j) Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions. (Note 9)
                    (k) Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions or Attained Age Change. (Note 9)

                    (l)  Rider defining Insured Spouse. (Note 3)
                    (m) Rider covering lack of Evidence of Insurability on a Child. (Note 3)
                    (n)  Rider modifying Waiver of Premium Benefit. (Note 3)
                    (o)  Rider to terminate a Supplementary Benefit. (Note 3)

                    (p) Rider providing for election of Variable Reduced Paid-up Insurance. (Note 9)
                    (q)  Rider to provide for exclusion of Aviation Risk. (Note
                         9)
                    (r) Rider to provide for exclusion of Military Aviation Risk. (Note 9)
                    (s)  Rider to provide for exclusion for War Risk. (Note 9)

                    (t) Endorsement for Contractual Conversion of a Term Policy. (Note 3)
                    (u)  Endorsement for Conversion of a Dependent Child. (Note
                         3)
                    (v) Endorsement for Conversion of Level Term Insurance Benefit on a Child. (Note 3)

                    (w) Endorsement providing for Variable Loan Interest Rate. (Note 9)
                    (x) Rider for Automatic Premium Loan for use in Maryland and Rhode Island. (Note 9)

                    (y) Certification guaranteeing Right to Convert for use in Virginia. (Note 3)

                    (z)  Endorsement for Increase in Face Amount. (Note 9)

                    (aa) Supplementary Monthly Renewable Non-Convertible One
                         Month Term Insurance

                          (i)  for use with fixed death benefit Contract.
                               (Note 9)
                         (ii) for use with variable death benefit Contract. (Note 9)
                    (bb) Rider for Term Insurance Benefit on Life of
                         Insured-Decreasing Amount After Three Years. (Note 9)
                    (cc) Rider for Term Insurance Benefit on Life of Insured
                         Spouse-Decreasing Amount After Three Years. (Note 9)
                    (dd) Endorsement for Contracts issued in connection with
                         tax-qualified pension plans. (Note 9)
                    (ee) Appreciable Plus Rider. (Note 9)

                    (ff) Living Needs Benefit Rider

                          (i)  for use in Florida. (Note 6)
                         (ii) for use in all approved jurisdictions except Florida. (Note 6)

     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.

     6. Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

     7.   Powers of Attorney:

          (a) William M. Bethke, Ira J. Kleinman, Mendel A. Melzer, Esther H. Milnes, I. Edward Price (Note 2)

          (b)   Kiyofumi Sakaguchi (Note 7)

          (c)   James J. Avery, Jr. (Note 10)
          (d)   James M. Schlomann (Note 5)

27. Financial Data Schedule (Note 1)

(Note 1)  Filed herewith.

(Note 2) Incorporated by reference to Form 10-K, Registration No. 33-08698, filed March 31, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.

(Note 3)  Incorporated by reference to Post-Effective Amendment No. 24 to
          Form S-6, Registration No. 2-80513, filed April 30, 1997 on behalf of the Pruco Life Variable Insurance Account.

(Note 4) Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-1, Registration No. 33-86780, filed April 9, 1998 on behalf of the Pruco Life Variable Contract Real Property Account.

(Note 6) Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the Pruco Life Variable Appreciable Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6, Registration No. 33-49994, filed April 28, 1997 on behalf of the Pruco Life PRUvider Variable Appreciable Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 25 to this Registration Statement, filed April 25, 1996.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 26 to this Registration Statement, filed April 29, 1997.

(Note 10) Incorporated by reference to Post-Effective Amendment No. 2 to
          Form S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of April, 1998.



(Seal)

                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
                                  (Registrant)

                        By: PRUCO LIFE INSURANCE COMPANY
                                   (Depositor)


Attest: /s/ THOMAS C. CASTANO               By: /s/ ESTHER H. MILNES
        ---------------------------                 ----------------------------
            Thomas C. Castano                       Esther H. Milnes
            Assistant Secretary                     President



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 24th day of April, 1998.



       SIGNATURE AND TITLE
       -------------------


/s/ *
-----------------------------------
Esther H. Milnes
President and Director


/s/ *
-----------------------------------
James M. Schlomann
Chief Accounting Officer and
Comptroller


/s/ *
-----------------------------------
James J. Avery, Jr.
Director


/s/ *                                        *By: /s/ THOMAS C. CASTANO
-----------------------------------               ------------------------------
William M. Bethke                                     Thomas C. Castano
Director                                              (Attorney-in-Fact)


/s/ *
-----------------------------------
Ira J. Kleinman
Director


/s/ *
-----------------------------------
Mendel A. Melzer
Director


/s/ *
-----------------------------------
I. Edward Price
Director


/s/ *
-----------------------------------
Kiyofumi Sakaguchi
Director

                                  EXHIBIT INDEX


     Consent of Deloitte & Touche LLP, independent auditors.          Page II-7

     Consent of Price Waterhouse LLP, independent accountants.        Page II-8

 3.  Opinion and Consent of Clifford E. Kirsch, Esq., as
     to the legality of the securities being registered.              Page II-9

 6.  Opinion and Consent of Pam A. Schiz, FSA, MAAA, as to
     actuarial matters pertaining to the securities being
     registered.                                                      Page II-10

27.  Financial Data Schedule.                                         Page II-11